                       CONSOLIDATED, AMENDED AND RESTATED
                      INDENTURE OF MORTGAGE, DEED OF TRUST,
                    SECURITY AGREEMENT, FINANCING STATEMENT,
                        FIXTURE FILING AND ASSIGNMENT OF
                                LEASES AND RENTS

                                      from

                    [GLIMCHER PROPERTIES LIMITED PARTNERSHIP/
                  GLIMCHER YORK ASSOCIATES LIMITED PARTNERSHIP/
                       GLIMCHER DEVELOPMENT CORPORATION],
                        as Debtor, Grantor and Mortgagor

                                       to

                               [                 ]
                                   as Trustee

                               for the benefit of

                    PRUDENTIAL SECURITIES CREDIT CORP., LLC,
                         as Lender/Beneficiary/Mortgagee



                            Dated as of June 30, 2000


            --------------------------------------------------------
         Prepared and drafted by and after recording, please return to:
                            Martha Feltenstein, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                Four Times Square
                            New York, New York 10036
                         ------------------------------

                       CONSOLIDATED, AMENDED AND RESTATED
                      INDENTURE OF MORTGAGE, DEED OF TRUST,
                    SECURITY AGREEMENT, FINANCING STATEMENT,
                        FIXTURE FILING AND ASSIGNMENT OF
                                LEASES AND RENTS

                  THIS CONSOLIDATED, AMENDED AND RESTATED INDENTURE OF MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT, FIXTURE FILING AND ASSIGNMENT OF LEASES AND RENTS (herein, together with all amendments and supplements thereto, called this "Mortgage"), dated as of the 30th day of June, 2000, made by GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Mortgagor"), having an address at 20 South Third Street, Columbus, Ohio 43215, as debtor, grantor, trustor and mortgagor, with respect to the with respect to the Virginia Property (as hereafter defined), in favor of Alexander Title Agency, Inc. having an address at 7921 Jones Branch Drive, 6th Floor, McLean, Virginia 22102, and with respect to the Tennessee Property (as hereafter defined), in favor of Joseph Pitt, Jr., Esq., having an address at Chicago Title Insurance Company, 414 Union Street, Nashville, Tennessee 37219, and with respect to the North Carolina Property (as hereafter defined), in favor of Chicago Title Insurance Company having an address at 201 South College Street, Suite 1465, Charlotte, North Carolina 28244, in each case as trustee ("Trustee"), for the benefit of Prudential Securities Credit Corp., LLC, a Delaware limited liability company, having an address at One New York Plaza, 18th Floor, New York, New York, New York County, 10292 which entity has been converted from a Delaware corporation to a Delaware limited liability company pursuant to Section 18-214 of the Delaware Limited Liability Company Act on March 6, 2000, as Lender pursuant to the Credit Agreement described herein (the "Beneficiary").

                              W I T N E S S E T H :
                              --------------------

                  WHEREAS, the Mortgagor is the record and beneficial owner of the fee simple interests in the Properties (as hereinafter defined), described in Exhibits A-1 and A-12 attached hereto (each, a "Land Parcel" and collectively, the "Land Parcels");

                  WHEREAS, Mortgagee is the present owner and holder of the promissory note described on Schedule 1 attached hereto and made a part hereof (the "Existing Notes"), which Existing Notes evidence an indebtedness of in the current outstanding principal amount of $31,500,000;

                  WHEREAS, the Existing Notes are secured by the mortgages described on Schedule 2 attached hereto and made a part hereof (collectively, the "Existing Mortgages"), which Existing Mortgages constitute a lien on the Mortgaged Property (as hereinafter defined) currently securing the outstanding principal sum of $31,500,000;

                  WHEREAS, the Beneficiary has made a line of credit loan (the "Loan") available to the Mortgagor, pursuant to the Credit Agreement, dated of even date herewith, among the Mortgagor and the Beneficiary (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"). The Loan is evidenced by a consolidated, amended and restated mortgage note or notes, dated of even date herewith or to be dated subsequent to the date hereof pursuant to the terms of the Credit Agreement (such note or notes together with all amendments, modifications or replacements thereof which may hereafter be executed, collectively, the "Note"), made by the Mortgagor, as maker, in favor of Beneficiary, as payee.

                  WHEREAS pursuant to that certain Note, dated as of the date hereof (together with all extensions, renewals, modifications, consolidations, substitutions, replacements and restatements thereof, the "Note"), Mortgagee is making an additional loan advance to Glimcher Properties Limited Partnership on the date hereof in the principal sum of $96,000,000 (the "Additional Advance") so that the combined outstanding principal balance of the Note and the Existing Note on the date hereof is $127,500,000;

                  WHEREAS, pursuant to the terms and conditions of the Note, the terms and conditions of the Existing Note are being consolidated, modified, amended and restated in their entirety and combined with the Additional Advance;

                  WHEREAS, the Note shall constitute a single indebtedness (the "Loan") in the maximum principal amount of $127,500,000 (the "Loan Amount") payable in accordance with the terms of the Note;

                  WHEREAS, Mortgagor and Mortgagee have agreed in the manner hereinafter set forth to consolidate, amend, modify and restate in their entirety the terms and provisions of the Existing Mortgages on the terms and conditions hereinafter set forth;

                  WHEREAS, the maximum amount of the Obligations (as hereafter defined) and Indebtedness under the Note, which under any contingency is secured by this Mortgage, is $127,500,000; and

                  WHEREAS, the Mortgagor and the Beneficiary intend these recitals to be a material part of this Mortgage.

                             RESTATEMENT OF MORTGAGE

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           (1) The Existing Mortgages shall constitute in law
one mortgage, a single first priority lien subject to the Permitted Encumbrances (as hereinafter defined), covering the Mortgaged Property and securing, together with the Additional Advance, the maximum principal sum of $127,500,000, together with interest thereon as provided in the Note, and the terms, covenants, conditions and provisions of the Existing Mortgages are hereby consolidated, modified, amended and restated in their entirety so that henceforth the terms, covenants, conditions and provisions of the Existing Mortgages shall read and be as set forth in this Mortgage and Mortgagor agrees to comply with and be subject to all of the terms, covenants and conditions of this Mortgage.

                           (2) The Mortgagor hereby certifies that this Mortgage
secures the same indebtedness evidenced by the Existing Notes and secured by the Existing Mortgages, as increased by the Additional Advance, and secures no further or other indebtedness or obligation. Neither this Mortgage nor anything contained herein shall be construed as a substitution or novation of Mortgagor's indebtedness to Mortgagee or of the Existing Mortgages, which shall remain in full force and effect as hereby confirmed, combined, consolidated, modified, restated and superseded.

                           (3) This Mortgage is an extension and continuation of
the existing indebtedness evidenced and secured by the Existing Notes and the Existing Mortgages, as increased by the Additional Advance.

                           (4) NOTWITHSTANDING ANYTHING TO THE CONTRARY
CONTAINED IN THIS MORTGAGE, THE MAXIMUM PRINCIPAL AMOUNT OF INDEBTEDNESS SECURED BY THIS MORTGAGE AT

EXECUTION OR WHICH UNDER ANY CONTINGENCY MAY BE SECURED HEREBY AT ANY TIME HEREAFTER IS $127,500,000.

                           (5) the Existing Mortgages, as combined,
consolidated, modified and restated in their entirety pursuant to this Mortgage, and the obligations of Mortgagor hereunder, are hereby ratified and confirmed, and shall remain in full force and effect until the full performance and satisfaction of all obligations of Mortgagor hereunder.


                              SECURED INDEBTEDNESS


                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor hereby agrees as follows:

                  TO SECURE:

                           (1) payment and performance of all covenants, liabilities and obligations contained in, and payment of the indebtedness guaranteed by, the Note, plus all interest, additional interest and additional amounts payable thereunder; and

                           (2) payment and performance of all covenants, conditions, liabilities and obligations of the Mortgagor to the Beneficiary contained in this Mortgage and any extensions, renewals or modifications hereof; and

                           (3) payment and performance of all covenants, liabilities and obligations of Mortgagor or any other Consolidated Subsidiary contained in each of the other Loan Documents (as hereinafter defined); and

                           (4) without limiting the generality of the foregoing, payment of all other indebtedness and liabilities, direct or indirect, of the Mortgagor to the Beneficiary, due or to become due hereunder, or under any other Loan Document (including, without limitation, any protective advances, disbursements, payments and reimbursements made, and charges, expenses and costs (including, without limitation, any enforcement and collection costs) incurred pursuant to the Note, this Mortgage, or such other Loan

         Documents) to protect the security intended to be provided hereby even if the aggregate amount of indebtedness outstanding at any one time exceeds the amount of the Note (all of the foregoing indebtedness, monetary liabilities and obligations set forth in clauses (1)-(4) above, collectively, the "Indebtedness"; and payment of the Indebtedness together with the performance of all covenants and obligations set forth in clauses (1)-(4) above, collectively, the "Obligations").

                                GRANTING CLAUSES
                                ----------------

                  NOW, THEREFORE, THIS MORTGAGE WITNESSETH: that the Mortgagor, in consideration of the premises, the acceptance by the Beneficiary of the trusts created hereby, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged (a) has mortgaged, warranted, granted, transferred, bargained, sold, conveyed, pledged, and assigned and (b) by these presents does hereby mortgage, warrant, grant a security interest in, grant, transfer, bargain, sell, convey, pledge, and assign unto the Beneficiary and its successors and assigns forever, or, if Sections 46, 49 or 51 provide that this instrument is a deed of trust, to the Trustee for the benefit of the Beneficiary in the trusts created hereby, WITH POWER OF SALE, all its estate, right, title and interest now owned or hereafter acquired in, to and under any and all of the property (herein called the "Trust Estate") described in the following Granting Clauses:

                  I. All right, title and interest in and to the Land Parcels.

                  II. All right, title and interest of the Mortgagor in and to all buildings, structures and other improvements now standing, or at any time hereafter constructed or placed, upon the Land Parcels, including all of the Mortgagor's right, title and interest in and to all equipment and fixtures of every kind and nature on the Land Parcels or in any such buildings, structures or other improvements (such buildings, structures, other improvements, equipment and fixtures being herein collectively called the "Improvements"), (b) all right, title and interest of the Mortgagor in and to all and singular tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances in and to the Land Parcel belonging or in any way appertaining thereto, including without limitation all right, title and interest of the Mortgagor in, to and under any streets, ways, alleys, vaults, gores or strips of land adjoining any Land Parcel and (c) all claims or demands of the Mortgagor, in law or in equity, in possession or expectancy of, in and to any Land Parcel together with rents, income, revenues, issues and profits from and in respect of any Land

Parcel and the Improvements and the present and continuing right to make claim for, collect, receive and receipt for the same as hereinafter provided. It is the intention of the parties hereto that, so far as may be permitted by law, all of the foregoing, whether now owned or hereafter acquired by the Mortgagor, affixed, attached or annexed to any Land Parcel shall be and remain or become and constitute a part of the Trust Estate and the security covered by and subject to the lien of this Mortgage. All such right, title and interest of the Mortgagor in and to a Land Parcel, the interest of the Mortgagor in and to the Improvements located thereon and such other property with respect thereto described in Granting Clauses I and II is herein called a "Property" and each such Property, collectively, the "Properties."

                  III. All right, title and interest of the Mortgagor in and to
(i) all extensions, improvements, betterments, renewals, substitutes and replacements of and on the Properties described in the foregoing Granting Clauses I and II and (ii) all additions and appurtenances thereto not presently leased to or owned by the Mortgagor and hereafter leased to, acquired by or released to the Mortgagor or constructed, assembled or placed upon the Properties (including, but not limited to, the fee estate in any Land Parcel) immediately upon such leasing, acquisition, release, construction, assembling or placement, and without any further grant or other act by the Mortgagor.

                  IV. All the estate, right, title and interest of the Mortgagor in and to (i) all judgments, insurance proceeds, awards of damages and settlements resulting from condemnation proceedings or the taking of the Properties (or any of them), or any part thereof, under the power of eminent domain or for any damage (whether caused by such taking or otherwise) to the Properties (or any of them) or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the Properties (or any of them) or any part thereof; and the Beneficiary is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittances thereto, subject to the conditions and limitations hereinafter set forth; and (ii) all contract rights, general intangibles, actions and rights in action, relating to the Properties (or any of them) including, without limitation, all rights to insurance proceeds and unearned premiums arising from or relating to damage to the Properties (or any of them); and (iii) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Properties (or any of them).

                  V. The Mortgagor does hereby pledge and presently and absolutely assign to the Beneficiary from and after the date hereof (including any period of redemption), primarily and on a parity with said real estate, and not secondarily, all the rents, issues and profits of the Properties and all rents, issues, profits, revenues, royalties, bonuses, rights, and benefits due, payable or accruing (including all deposits of money as advance rent, for security or as earnest money or as down payment for the purchase of all or any part of the Properties) (the "Rents") under any and all present and future leases, subleases, underlettings, concession agreements, licenses, contracts or other agreements relative to the ownership or occupancy of all or any portion of the Properties and does hereby transfer and assign to the Beneficiary all such leases and agreements (the "Leases"). The Beneficiary hereby grants to the Mortgagor the right to collect and use the Rents as they become due and payable under the Leases, until an Event of Default has occurred and is continuing, provided that the existence of such right shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part by the Mortgagor, and any such subsequent assignment shall be subject to the rights of the Beneficiary under this Mortgage. The Mortgagor further agrees to execute and deliver such assignments of leases or assignments of land sale contracts as the Beneficiary may from time to time request. Upon the occurrence and during the continuance of an Event of Default (1) the Mortgagor agrees, upon demand, to deliver to the Beneficiary such additional assignments thereof as the Beneficiary may request and agrees that the Beneficiary may assume the management of the Properties (or any of them), and collect the Rents, applying the same upon the Obligations and (2) the Mortgagor hereby authorizes and directs all tenants, purchasers or other persons occupying or otherwise acquiring any interest in any part of the Properties to pay the Rents due under the Leases to the Beneficiary upon request of the Beneficiary. The Mortgagor hereby appoints the Beneficiary as its true and lawful attorney in fact to manage said Properties and collect the Rents, with full power to bring suit for collection of the Rents and possession of the Properties (or any of them), giving and granting unto said Beneficiary full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in the protection of the security hereby conveyed; provided, however, that
(i) this power of attorney coupled with an interest and assignment of rents shall not be construed as an obligation upon the Beneficiary to manage said property or to make or cause to be made any repairs or to take any other action that may be needful or necessary and (ii) the Beneficiary agrees that until such Event of Default has occurred and is continuing as aforesaid, the Beneficiary shall not exercise its rights pursuant to said power of attorney coupled with an interest and shall permit the Mortgagor to perform the aforementioned management responsibilities and collect the Rents. Upon the Beneficiary's receipt of the Rents, at the Beneficiary's option, it may pay: (1) reasonable charges for collection hereunder, costs of necessary repairs and other costs requisite and necessary in connection with the management of the premises, during the continuance of this power of attorney coupled with an interest and assignment of rents including general and special taxes and assessments and insurance premiums and (2) the Indebtedness secured hereby. This power of attorney coupled with an interest and assignment of leases and rents shall be irrevocable until this Mortgage shall have been satisfied and the releasing of this Mortgage shall act as a revocation of this power of attorney coupled with an interest and assignment of leases and rents with respect to such portion of the Trust Estate so released. The Beneficiary shall have and hereby expressly reserves the right and privilege (but assumes no obligation) to demand, collect, sue for, receive and recover the Rents, or any part thereof, now existing or hereafter made, and apply the same in accordance with law, all in accordance herewith.

                  VI. All of the Mortgagor's right, title and interest in and to all personal and intangible property and equipment of every nature whatsoever now or hereafter located in, arising from or on and utilized or to be used in connection with the Properties (or any of them), including but not limited to
(a) all screens, window shades, blinds, wainscoting, storm doors and windows, floor coverings, and awnings; (b) all apparatus, machinery, accessions, equipment and appliances not included as fixtures; (c) all items of furniture, furnishings, and personal property; (d) all extensions, additions, improvements, betterments, renewals, substitutions, and replacements to or of any of the foregoing (a)-(c) (all of said property in (a)-(d) being collectively, the "Equipment"); (e) all accounts receivable arising from the sale or other disposition of all or any of the Mortgagor's real property, buildings, structures and other improvements, fixtures, furniture, furnishings, apparatus, machinery, appliances or other equipment, and all extensions, renewals, improvements, substitutions and replacements thereto whether owned or leased, now or hereafter acquired in connection with the Properties; (f) all accounts, general intangibles, chattel paper, cash or monies of the Mortgagor, wherever located, whether in the form of cash or checks, and all cash equivalents including, without limitation, all deposits and certificates of deposit, instruments, whether negotiable or non-negotiable, debt notes both certificated and uncertificated, repurchase obligations for underlying notes of the types described herein, and commercial paper (i) received in connection with the sale or other disposition of all or any of the Mortgagor's real property, buildings, structures and other improvements, fixtures, furniture, furnishings, apparatus, machinery, appliances or other equipment, and all extensions, renewals, improvements, substitutions and replacements thereto whether owned or leased, now or hereafter acquired, all in connection with the Properties, (ii) maintained by the Mortgagor in a segregated account in trust for the benefit of the Beneficiary or (iii) held by the Beneficiary; and (g) all proceeds (as defined in the Uniform Commercial Code) of all of the foregoing; it being mutually agreed, intended and declared, that the Trust Estate and all of the property rights and fixtures owned by the Mortgagor shall, so far as permitted by law, be deemed to form a part and parcel of the Land Parcels and for the purpose of this Mortgage to be real estate and covered by this Mortgage, it being also agreed that if any of the property herein mortgaged is of a nature so that a security interest therein can be perfected under the Uniform Commercial Code, this instrument shall constitute a security agreement, fixture filing and financing statement, and the Mortgagor agrees to execute, deliver and file or refile any financing statement, continuation statement, or other instruments the Beneficiary may reasonably require from time to time to perfect or renew such security interest under the Uniform Commercial Code. To the extent permitted by law, (i) all of the fixtures are or are to become fixtures on the Land Parcels; and (ii) this instrument, upon recording or registration in the real estate records of the proper office, shall constitute a "fixture-filing" within the meaning of Sections 9-313 and 9-402 of the Uniform Commercial Code. The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein or by general law, or, as to that part of the security in which a security interest may be perfected under the Uniform Commercial Code, by the specific statutory consequences now or hereafter enacted and specified in the Uniform Commercial Code, all at the Beneficiary's sole election.

                  VII. All of the Mortgagor's right, title, and interest in, to and under (i) any reciprocal easement agreements, operating agreements and similar agreements affecting the ownership, use and operation of the Properties (or any of them) included in the Permitted Exceptions, as such agreements have been or may hereafter be amended, modified or supplemented; (ii) all contracts, including the management agreements, if any, and agreements relating to the Properties (or any of them), and other documents, books and records related to the operation of the Properties (or any of them); (iii) all consents, licenses (including, to the extent permitted by law, any licenses permitting the sale of liquor at the Properties (or any of them)), warranties, guaranties and building and other permits required or useful for the construction, completion, occupancy and operation of the Properties (or any of them); (iv) any contracts for the sale of any portion of the Properties or the Equipment; and (v) all plans and specifications, engineering reports, land planning, maps, surveys, and any other reports, exhibits or plans and specifications used or to be used in connection with the construction, operation or maintenance of the Properties (or any of them), together with all amendments and modifications thereof.

                  TO HAVE AND TO HOLD THE TRUST ESTATE, whether now owned or held or hereafter acquired, unto the Trustee, in trust, for the benefit and use of the Beneficiary and its successors and assigns, forever.

                  IN TRUST FOREVER, with power of sale (to the extent permitted by applicable law), upon the terms and trusts herein set forth and to secure the performance of, and compliance with, the obligations, covenants and conditions of this Mortgage and the other Loan Documents all as herein set forth.

                  11 Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. The words "herein," "hereof" and "hereunder" and other words of like import refer to this Mortgage as a whole and not to any particular Section, subsection or other subdivision. In addition, wherever used in this Mortgage, the following terms, and the singular and plural thereof, shall have the following meanings:

                  Affiliate: With respect to any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

                  Agreements: Any reciprocal easement agreements, operating agreements and similar agreements affecting the ownership, use and operation of the Properties (or any of them) included in the Permitted Exceptions, as such agreements have been or may hereafter be amended, modified or supplemented.

                  Alteration: As defined in Section 11(c) hereof.

                  Assignment of Leases and Rents: Shall mean the Assignment of Leases, Rents and Security Deposits, dated as of the date hereof, by the Mortgagor in favor of the Beneficiary.

                  Beneficiary: As defined in the recitals hereof.

                  Casualty Amount: As defined in Section 6(b) hereof.

                  Credit Agreement: As defined in the recitals hereof.

                  Default: The occurrence or existence of any event or condition which with or without the giving of notice or the passage of time, or both, would constitute an Event of Default hereunder.

                  Default Rate: The rate of interest at the annual rate equal to the sum of (i) the Base Rate (as defined in the Credit Agreement) and (ii) five percent (5%).

                  Environmental Certificate: As defined in Section 19(b) hereof.

                  Environmental Event: As defined in Section 19(b) hereof.

                  Environmental Reports: As defined in Section 19(a) hereof.

                  Equipment: As defined in Granting Clause VI hereof.

                  Escrow Account: As defined in Section 8(a) hereof.

                  Events of Default: The occurrence of any of the following shall constitute an Event of Default under this Mortgage:

                           (0) If the Mortgagor fails to pay any amount payable
pursuant to the Note or this Mortgage within fifteen (15) days after notice by Beneficiary that such amount is due and payable in accordance with the provisions hereof; or

                           (1) Cancellation of the insurance required by Section
5 of this Mortgage; or

                           (2) Any violation of the terms of Section 7(a) or
Section 7(b) (subject to the terms of Section 7(c)), which violation continues for a period of five (5) days after notice thereof; or

                           (3) Any violation of the terms of Section 10 of this
Mortgage; or

                           (4) An Event of Default (as defined therein) under
the Credit Agreement; or

                           (5) Any other default in the performance, or breach,
of any material covenant, representation or warranty of the Mortgagor, in this Mortgage or in any other Loan Document (other than a covenant, representation, agreement or warranty, a default in whose performance or whose breach is specifically dealt with elsewhere in this Section) and continuance of such default or breach for a period of thirty (30) days after notice thereof; provided, that in the case of any such failure that is susceptible of cure but that cannot with reasonable diligence be cured within such thirty (30) day period, if the Mortgagor shall promptly have commenced to cure the same and shall thereafter prosecute the curing thereof with reasonable diligence, the period within which such failure may be cured shall be extended for such further period as shall be reasonably necessary for the curing thereof (and in the event such cure has not been completed within thirty (30) days after the end of the initial thirty (30) day period, the Mortgagor shall inform the Beneficiary at least once each month thereafter as to the status of such cure); or

                           (6) Any "Event of Default" as defined in any other
Loan Document including any other Mortgage securing the Notes.

                  Notwithstanding anything to the contrary contained in this Mortgage or the Loan Documents, no grace period or right to notice granted to the Mortgagor herein with respect to any Event of Default is intended to duplicate any other grace period or right to notice granted to the Mortgagor herein, in the Credit Agreement or in the other Loan Documents with respect to such Event of Default and in the event of any inconsistency, the grace period or right to notice granted in the Credit Agreement shall apply.

                  Governmental Authority: Any Federal, state or local government or any other political subdivision thereof exercising executive, legislative, judicial, regulatory or administrative functions.

                  Grant: Shall mean grant, grant a security interest in, bargain, sell, lien, mortgage, convey, pledge, hypothecate, assign, transfer, warrant and set over.

                  Impositions: All taxes (including, without limitation, all ad valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transactions, privilege or license or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of this Mortgage), water, sewer or other rents and charges, excises, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Trust Estate and/or any Rents (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a Lien upon (a) the Mortgagor (including, without limitation, all income, franchise, single business or other taxes imposed on the Mortgagor for the privilege of doing business in the jurisdiction in which the Trust Estate is located) or the Beneficiary arising as a result of or with respect to its capacity as the Beneficiary hereunder, (b) the Trust Estate or any other collateral delivered or pledged by Mortgagor to the Beneficiary in connection with the Loan, or any part thereof, or any Rents therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Trust Estate or the leasing or use of all or any part thereof. Nothing contained in this Mortgage shall be construed to require the Mortgagor to pay any tax, assessment, levy or charge imposed on the Beneficiary or any Bank in the nature of a franchise, capital levy, estate, inheritance, succession, income or net revenue tax.

                  Improvements: As defined in Granting Clause II hereof.

                  Indebtedness: As defined in the recitals hereof.

                  Indemnified Environmental Parties: As defined in Section 19(c) hereof.

                  Indemnified Parties: As defined in Section 34 hereof.

                  Independent Architect: An independent architect selected by the Mortgagor, and acceptable to the Beneficiary, such acceptance not to be unreasonably withheld or delayed, licensed to practice in the State in which the applicable Property is located, having at least five (5) years of experience, and not affiliated with the Mortgagor.

                  Individual Trustee: Shall mean such person as is required by applicable state law to perform the functions of Individual Trustee pursuant to
Section 9 hereof.

                  Insurance Requirements: Shall mean all terms of any insurance policy required hereunder or under the Credit Agreement covering or applicable to any Property or Equipment or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting any Property or Equipment or any part thereof or any use of any Property or Equipment or any part thereof.

                  Jurisdictional Trustee: As defined in Section 9 hereof.

                  Land Parcel(s): As defined in the recitals hereof.

                  Leases: As defined in Granting Clause V hereof.

                  Legal Requirements: As defined in Section 12 hereof.

                  Lien: Any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance of, on or affecting the Trust Estate or any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

                  Loan: As defined in the recitals hereof.

                  Loan Amount: As defined in the recitals hereof.

                  Loan Documents: This Mortgage, the Note, the Credit Agreement, the Assignment of Leases and Rents, the Environmental Indemnity and any and all other agreements, instruments or documents evidencing, securing or delivered by the Mortgagor in connection with the Loan and the transactions contemplated by the Credit Agreement and this Mortgage.

                  Mortgage: As defined in the recitals hereof.

                  Mortgage Escrow Amounts: As defined in Section 8(a) hereof.

                  Mortgagor: As defined in the recitals hereof.

                  Note: As defined in the recitals hereof.

                  Obligations: As defined in the recitals hereof.

                  Officers' Certificate: A certificate delivered to the Beneficiary and signed by the President or a Vice President of the Mortgagor.

                  Permitted Exceptions: (a) Liens for taxes, assessments or other governmental charges not yet due and payable or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted in accordance with Section 7(c);

                           (7) Statutory Liens of carriers, warehousemen,
mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than forty-five
(45) days delinquent or which are being contested in good faith in accordance with Section 7(c);

                           (8) Deposits made in the ordinary course of business
to secure liability to insurance carriers;

                           (9) Easements, rights-of-way, restrictions and other
similar charges or encumbrances against real property not interfering in any material respect with the use of any Property or the ordinary conduct of the business of Mortgagor and not diminishing in any material respect the value of any Property to which it is attached;

                           (10) Liens and judgments which have been or will be
bonded or released of record within thirty (30) days after the Mortgagor has received notice of the filing of such Lien or judgment;

                           (11) Those matters set forth on Exhibit B hereof; and

                           (12) Liens in favor of the Beneficiary or any Bank
under the other Loan Documents.

                  Person: Shall mean any individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association, any Federal, state, county or municipal government or any political subdivision thereof.

                  Proceeds: As defined in Section 6(b) hereof.

                  Property: As defined in Granting Clause II hereof.

                  Properties: As defined in Granting Clause II hereof.

                  Rents: As defined in Granting Clause V hereof.

                  State: The State in which the applicable Property is located.

                  Taking: Shall mean a temporary or permanent taking by any Governmental Authority as the result, or in lieu, or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of a Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting a Land Parcel or any part thereof.

                  Tenant: Shall mean any Person leasing any portion of a Property and obligated to pay rent pursuant to a Lease.

                  Transfer: As defined in Section 10(a) hereof.

                  Trustees: Shall mean the Individual Trustee together with the Jurisdictional Trustee, all separate trustees and co-trustees appointed as provided in Section 9.

                  Trust Estate: As defined in the granting clause to this Mortgage.

                  Uniform Commercial Code or UCC: Shall mean the Uniform Commercial Code as adopted in the State.

                  Work: As defined in Section 6(b) hereof.


                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------

                  The Mortgagor represents and warrants to and covenants and agrees with the Beneficiary as follows:

                  12  Warranty.

                           (0) This Mortgage upon its due execution and proper
recordation is and will remain a valid,
enforceable and perfected first Lien on and a security interest in the Trust Estate subject to the Permitted Exceptions;

                           (1) This Mortgage and each of the Loan Documents
executed by the Mortgagor, is the legal, valid and binding obligation of the Mortgagor, enforceable against the Mortgagor in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditor's rights generally in effect from time to time;

                           (2) The Mortgagor owns good, marketable and insurable
fee simple title to the Trust Estate, subject only to the Permitted Exceptions. The Mortgagor will preserve such title to its Trust Estate and will forever warrant and defend same and the validity and priority of the Lien hereof from and against any and all claims whatsoever;

                           (3) On the date hereof, to Mortgagor's knowledge, no
portion of the Improvements at any Property has been materially damaged, destroyed or injured by fire or other casualty which is not now fully restored or in the process of being restored;

                           (4) The Mortgagor has and will maintain, in effect at
all times until the Indebtedness and Obligations are satisfied in full, all necessary material licenses, permits, authorizations, registrations and approvals to operate its business and own each Property as a commercial or industrial property, and Mortgagor has full power and authority to carry on its business at each Property as currently conducted and has not received any written notice of any violation of any such licenses, permits, authorizations, registrations or approvals that materially impair the value of any Property for which such notice was given or which would adversely affect the use or operation of any Property in any material respect;

                           (5) As of the date hereof, the Mortgagor has not
received any written notice of any Taking or threatened Taking of any Property or any portion thereof; (1)

                           (6) The Property and the Equipment located thereon
constitute all of the real property,
equipment and fixtures currently owned by the Mortgagor and used in the operation of the Property;

                           (7) Each Property has adequate access to public
streets, roads or highways;

                           (8) Each Property constitutes one or more separate
tax lots, with a separate tax assessment, independent of any other land or improvements;

                           (9) All utility services necessary for the operation
of each Property have been connected and, to the Mortgagor's knowledge, are available in adequate capacities for current operations at each Property directly from utility lines and without the need for private easements not presently existing; and

                           (10) To the actual knowledge of the Mortgagor, the
Mortgagor is not in material default under the terms, conditions or provisions of any of the Leases or Agreements described in Section 14 hereof.

                  13 Payment and Performance of Obligations Secured. The Mortgagor shall perform fully and in a timely manner all Obligations of the Mortgagor hereunder or under any other Loan Document to which Mortgagor is a party. All sums payable by the Mortgagor hereunder shall be paid without demand, counterclaim, offset, deduction or defense all without relief from valuation and appraisement laws. The Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any such demand, counterclaim, setoff, deduction or defense.

                  14 Negative Covenants. The Mortgagor covenants and agrees that it shall not:

                           (0) partition any Property;

                           (1) transfer all or any portion of the Trust Estate
or any interest of the Mortgagor, except in accordance with the Credit
Agreement;

                           (2) file a petition for voluntary bankruptcy under
the Bankruptcy Code or similar state law; or

                           (3) dissolve, terminate, liquidate, merge with or
consolidate into another Person, except as expressly permitted pursuant to this Mortgage or the Credit Agreement.

                  15  Insurance.

                           (0) Insurance Coverage Requirements. The Mortgagor
shall keep in full force and effect insurance, of the types and minimum limits as follows during the term of this Mortgage:

                                   (1) Property Insurance. Insurance with
         respect to each Property and the Equipment against any peril included within the classification "All Risks of Physical Loss" with extended coverage in an amount equal to the full insurable value (subject to deductibles as permitted below) of such Property and the Equipment located thereon, the term "full insurable value" to mean the actual replacement cost of the Improvements and the Equipment at such Property (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving);

                                   (2) Liability Insurance. Commercial general
         liability insurance, including bodily injury, death and property damage liability, and umbrella liability insurance against any and all claims, including all legal liability to the extent insurable imposed upon the Beneficiary and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of each Property in such amounts as are generally required by institutional lenders for properties comparable to the applicable Property but in no event for limits of less than $300,000 per occurrence with combined single limit coverage for bodily injury or property damage and excess (umbrella) liability coverage of no less than $6,000,000 per occurrence;

                                   (3) Workers' Compensation Insurance.
         Statutory workers' compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by the Mortgagor), with respect to any work on or about each of the Properties;

                                   (4) Business Interruption. Business
         interruption and/or loss of "rental value" insurance for each of the Properties in an amount equal to one (1) year's "rental value" attributable to each such Property and based on the "rental value" for the immediately preceding year and otherwise sufficient to avoid any co-insurance penalty, the term "rental value" to mean the sum of (A) the total Rents payable under the Leases at the applicable Property and
         (B) the total amount of all other amounts to be received by the Mortgagor or third parties which are the legal obligation of the Tenants, reduced to the extent such amounts would not be received because of operating expenses not incurred during a period of non-occupancy of that portion of such applicable Property then not being occupied;

                                     (5) Earthquake Insurance. Earthquake
         coverage with such limits and deductibles as are generally required by institutional lenders for properties comparable to the applicable Property in the county in which each of the Properties is located. Such coverage shall be placed with one or more reputable insurers and may insure additional properties on a pooled risk basis;

                                     (6) Flood Insurance. If all or any portion
         of any Property is located within a Federally designated flood hazard zone, flood insurance in such amount as generally required by institutional lenders for properties comparable to the applicable Property; and

                                     (7) Other Insurance. Such other insurance
         with respect to any Property and the Equipment located therein against loss or damage as are reasonably requested by the Beneficiary, provided such insurance is of the kind from time to time customarily insured against and in such amounts as are generally required by institutional lenders for properties comparable to the applicable Property.

                           (1) Ratings of Insurers. All insurance coverage shall
be provided by one or more domestic primary insurers having an Alfred M. Best Company, Inc. rating of "A" or better and financial size category of not less than IX, except to the extent that insurance in force on the date of this Mortgage does not satisfy such criteria or if otherwise approved by the Beneficiary. All insurers providing insurance required by this Mortgage shall be authorized to issue insurance in the state where the applicable Property is located.

                  The insurance coverage required under Section 5(a) may be effected under a blanket policy or policies covering the Trust Estate and other property and assets not constituting a part of the Trust Estate; provided that any such blanket policy shall specify, except in the case of public liability insurance, the portion of the total coverage of such policy that is allocated to the applicable Property and the Equipment located thereon, and any sublimits in such blanket policy applicable to the Trust Estate, which amounts shall not be less than the amounts required pursuant to Section 5(a) and which shall in any case comply in all other respects with the requirements of this Section 5.

                           (2) Form of Insurance Policies; Endorsements. All
insurance policies shall be in such form and with such endorsements as are comparable to the forms of and endorsements to the Mortgagor's insurance policies in effect on the date hereof or otherwise in accordance with commercially reasonable standards applied by prudent owners of commercial or industrial properties of the same quality as each of the Properties. Certified copies of all of the above-mentioned insurance policies and/or certificates of insurance have been delivered to and shall be held by the Beneficiary. All insurance certificates from time to time delivered (or required to be delivered) hereunder in order to evidence the property insurance required by Section (a)(i) of this Article 5 shall be "Accord 27" certificates. The policy or policies required by Section (a)(i)(iv),(v) and (vi) of this Article 5 shall name the Beneficiary as loss payee/mortgagee, and all other policies required hereunder shall name the Beneficiary as additional insured. All policies required to be maintained hereunder shall provide that all Proceeds be payable to the Beneficiary as set forth in Section 6 hereof, and shall contain: (i) a standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by the Beneficiary notwithstanding the negligent or willful acts or omissions of the Mortgagor; (ii) to the extent available, a waiver of subrogation endorsement as to the Beneficiary providing that no policy shall be impaired or invalidated by virtue of any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by the Mortgagor, the Beneficiary or any other named insured, additional insured or loss payee, except for the willful misconduct of the Beneficiary knowingly in violation of the conditions of such policy; provided, however, that if such waiver of subrogation endorsement is not available, Mortgagor shall obtain a substantially similar waiver with respect to each individual claim filed by Mortgagor under any such insurance policy; (iii) an endorsement indicating that neither the Beneficiary nor the Mortgagor shall be or be deemed to be a co-insurer with respect to any risk insured by such policies and shall provide for a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of commercial or industrial properties of the same quality as the applicable Property, but in no event in excess of $100,000; (iv) a provision that such policies shall not be cancelled or amended, including, without limitation, any amendment reducing the scope or limits of coverage, without at least thirty (30) days prior written notice to the Beneficiary in each instance; and (v) include effective waivers by the insurer of all claims for insurance premiums against any loss payees, additional insureds, mortgagees and named insureds (other than the Mortgagor). Certificates of insurance (in the form of "Accord 27" certificates with respect to property insurance) with respect to all renewal and replacement policies shall be delivered to the Beneficiary not less than thirty (30) days prior to the expiration date of any of the insurance policies required to be maintained hereunder, which certificates shall bear notations evidencing payment of applicable premiums and originals (or certified copies) of such insurance policies shall be delivered to the Beneficiary promptly after the Mortgagor's receipt thereof. If the Mortgagor fails to maintain and deliver to the Beneficiary the original policies (or certified copies) or certificates of insurance required by this Mortgage, the Beneficiary may, at its option, after ten (10) days' prior written notice to the Mortgagor, procure such insurance, and the Mortgagor shall reimburse the Beneficiary for the amount of all premiums paid by the Beneficiary thereon promptly, upon demand by the Beneficiary, with interest thereon at the Default Rate from the date paid by the Beneficiary to the date of repayment, and such sum shall be a part of the Indebtedness secured by this Mortgage.

                  The Beneficiary shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and the Mortgagor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

                           (3) Compliance with Insurance Requirements. The
Mortgagor shall comply with all Insurance Requirements and shall not bring or keep any article upon any of the Properties or cause or permit any condition to exist thereon which would be prohibited by or would invalidate insurance coverage maintained, or required hereunder or under the Credit Agreement to be maintained, by the Mortgagor on or with respect to any part of the Trust Estate pursuant to this Section 5.

                           (b Separate Insurance. The Mortgagor will not take
out separate insurance contributing in the event of loss with that required to be maintained pursuant to this Section 5, unless such insurance complies with this Section 5.

                           (c Blanket Policies. Except in the case of public
liability insurance, upon Beneficiary's request, the Mortgagor shall deliver to Beneficiary an officer's certificate setting forth (i) the number of properties covered by such policy, (ii) the location by city (if available, otherwise, county) and state of the properties, (iii) the average square footage of the properties (or the aggregate square footage), (iv) a brief description of the typical construction type included in the blanket policy and (v) such other information as Beneficiary may reasonably request.

                  16  Condemnation and Insurance Proceeds.

                           (0) The Mortgagor will promptly notify the
Beneficiary in writing upon obtaining knowledge of (i) the institution of any proceedings relating to any Taking of, or (ii) the occurrence of any casualty, damage or injury to, the Properties (or any of them) or Equipment located thereon or any portion thereof, the restoration of which is estimated by the Mortgagor in good faith to cost more than $1,000,000.

                           (1) In the event of any Taking of, or casualty or
other damage or injury to, any Property, or Equipment located thereon, the Mortgagor's right, title and interest in and to all compensation, awards, proceeds, damages, claims, insurance recoveries, causes and rights of action (whether accrued prior to or after the date hereof) and payments which the Mortgagor may receive or to which the Mortgagor may become entitled with respect to such Property or any part thereof (collectively, "Proceeds"), in connection with any such Taking, casualty or other damage or injury to any Property, or any part thereof, or Equipment located thereon are hereby assigned to and shall be paid to the Beneficiary. Notwithstanding anything to the contrary set forth in this Mortgage, to the extent such Proceeds are not in excess of $1,000,000 (the "Casualty Amount"), then the Beneficiary hereby consents to and agrees that such Proceeds are to be paid directly to the Mortgagor to be applied to restoration of such Property in accordance with the terms hereof and/or the applicable terms of the Lease. Subject to the provisions of Sections 6(c) and 6(d) hereof, promptly after the occurrence of any damage or destruction to all or any portion of such Property or a Taking of a portion of such Property and receipt of the Proceeds by Mortgagor, the Mortgagor shall commence and diligently prosecute to completion the repair, restoration and rebuilding of such Property (in the case of a Taking, to the extent it is capable of being restored) (such repair, restoration and rebuilding are sometimes hereinafter collectively referred to as the "Work") so damaged, destroyed or remaining after such damage or destruction or such Taking in full compliance with all Legal Requirements and free and clear of any and all Liens (subject to Section 7(c) hereof), except the Permitted Exceptions; it being understood, however, that the Mortgagor shall not be obligated to restore such

Property to the precise condition of such Property prior to any Taking, casualty or other damage or injury to such Property (and in fact, so long as the Mortgagor applies the Proceeds received upon such Taking or casualty to such Property to restore the damage or injury to such Property and/or to provide another type of improvement that is reasonably expected to benefit such Property, no restoration or rebuilding of the damaged or taken structures must be undertaken), if the Work actually performed, if any, or failed to be performed, shall have no Material Adverse Effect on the value of such Property from the value that such Property would have had if the same had been restored to its condition immediately prior to such Taking or casualty. The Mortgagor will, in good faith and in a commercially reasonable manner, file and prosecute the adjustment, compromise or settlement of any claim for insurance or Taking Proceeds and, subject to the Mortgagor's right to receive the direct payment of any Proceeds up to the Casualty Amount subject to the provisions below, will cause the same to be collected and the net Proceeds paid over to the Beneficiary, to be held and applied in accordance with the provisions of this Mortgage. The Mortgagor hereby irrevocably authorizes and empowers the Beneficiary, in the name of the Mortgagor as its true and lawful attorney-in-fact, to file and prosecute such claim and to collect and to make receipt for any such payment, and, in the event the Mortgagor fails so to act for a period of ten (10) days following the Mortgagor's receipt of written notice from the Beneficiary or if an Event of Default shall have occurred and be continuing, then in such case the Beneficiary may file such claim and prosecute it with counsel satisfactory to it at the expense of the Mortgagor. The Beneficiary shall have the right to approve, such approval not to be unreasonably withheld or delayed, any settlement which might result in any Proceeds in excess of the Casualty Amount, and the Mortgagor will deliver to the Beneficiary all instruments reasonably requested by the Beneficiary to permit such approval. The Mortgagor will pay all costs, fees and expenses reasonably and actually incurred by the Beneficiary (including all reasonable attorneys' fees and expenses actually incurred, the reasonable fees of insurance experts and adjusters and reasonable costs incurred in any litigation or arbitration) in connection with the settlement of any claim for insurance or Taking Proceeds and seeking and obtaining of any payment on account thereof in accordance with the foregoing provisions. If any insurance or Taking Proceeds are received by the Mortgagor, such Proceeds shall be received in trust for the Beneficiary, shall be used to pay for the cost of both the Work and any settlement with insurance companies or the condemning authority, in accordance with the terms hereof, and in the event such Proceeds are in excess of the Casualty Amount, shall be forthwith paid to the Beneficiary to be held by the Beneficiary in a segregated account in trust for the Mortgagor, in each case to be applied or disbursed in accordance with the provisions hereof.

                           (2) Upon the occurrence and during the continuance of
an Event of Default hereunder, all net Proceeds shall be paid over to the Beneficiary and shall be applied first toward reimbursement of the Beneficiary's reasonable costs and expenses actually incurred in connection with recovery of the Proceeds and disbursement of the Proceeds (as further described below), including, without limitation, reasonable administrative costs and inspection fees, and then to the payment or prepayment of the Indebtedness secured hereby in such order as the Beneficiary shall determine.

                           (3) If Proceeds are not paid directly to Mortgagor
pursuant to this Section 6 or are not required to be applied towards payment of the Indebtedness pursuant to Section 6(c) above, then the Beneficiary shall make the Proceeds which it is holding pursuant to the terms hereof available to the Mortgagor (after payment of any reasonable expenses actually incurred by the Beneficiary in connection with the collection thereof), for payment of or reimbursement of the Mortgagor's expenses incurred with respect to the Work, upon the following terms and subject to the following conditions:

                                     (1) there shall be no continuing Event of
         Default hereunder;

                                     (2) if the estimated cost of the Work (as
         estimated by the architect referred to in clause (iii) below) shall exceed the Proceeds available, the Mortgagor shall at its option either deposit with or deliver to the Beneficiary an amount equal to such excess in the form of (A) Cash and

         Cash Equivalents or (B) an unconditional, irrevocable, clean sight draft letter of credit in commercially reasonable form and issued by an Approved Bank; and

                                     (3) the Beneficiary shall be furnished with
         an estimate of the cost of the Work accompanied by an Independent Architect's certification as to such costs and appropriate plans and specifications for the Work. The plans and specifications or construction documents shall require that the Work be done in a first-class workmanlike manner at least equivalent to the quality and character of the original Improvements (provided, however, that in the case of a Taking the restoration of the applicable Property shall be done to the extent reasonably practicable after taking into account the consequences of such Taking), so that upon completion thereof, the applicable Property shall be at least equal in value and general utility to such Property immediately prior to the damage or destruction. The Mortgagor shall restore all Improvements such that when they are fully restored and/or repaired such Improvements and their contemplated use fully comply with all applicable Legal Requirements, including, without limitation, zoning, environmental and building laws, codes, ordinances and regulations.

                           (4) Disbursement of the Proceeds to the Mortgagor
shall be made from time to time (but not more frequently than once in any month) by the Beneficiary as the Work progresses upon receipt by the Beneficiary of (i) an Officers' Certificate dated not more than thirty (30) days prior to the application for such payment, requesting such payment or reimbursement and setting forth the Work performed which is the subject of such request, the parties which performed such Work and the actual cost thereof, and also certifying that such Work and materials are free and clear of Liens (subject to Section 7(c) hereof) other than Permitted Exceptions and (ii) an Independent Architect's certificate certifying performance of the Work together with an estimate of the cost to complete the Work. No payment made prior to the final completion of the Work shall exceed ninety percent (90%) of the value of the Work performed or materials furnished and incorporated into the Improvements from time to time, and at all times the undisbursed balance of said Proceeds, together with all amounts deposited, bonded, guaranteed or otherwise funded pursuant to clause (ii) above, shall be at least sufficient to pay for the cost of completion of the Work, free and clear of Liens (subject to Section 7(c) hereof) other than Permitted Exceptions; final payment shall be made upon receipt by the Beneficiary of a certification by an Independent Architect as to the completion substantially in accordance with the submitted plans and specifications, and the filing of a notice of completion and the receipt by the Beneficiary of final lien waivers (subject to Section 7(c) hereof) from each contractor or materialman. The Beneficiary may at its option require an endorsement to its title insurance policy insuring the continued priority of the Lien of this Mortgage (subject to Permitted Exceptions) as to all sums advanced hereunder, such endorsement to be paid for by the Mortgagor.

                           (5) In the event that any condition to application of
Proceeds to the Work contained in Section 6(d) above is not satisfied within a reasonable period of time, then, upon thirty (30) days prior written notice all Proceeds with respect to the Taking of or damage or injury to the Trust Estate in question shall be applied by the Beneficiary to the payment or prepayment of all or any portion of the Indebtedness secured hereby.

                           (6) In the event that, after the completion of the
Work and payment of all costs of completion, there are excess Proceeds, then, upon thirty (30) days prior written notice to Mortgagor such excess Proceeds with respect to the Taking of or damage or injury to the Trust Estate shall be applied by the Beneficiary to the payment or prepayment of all or any portion of the Indebtedness secured hereby.

                           (7) In the event of a Taking of 100% of any Property,
the Mortgagor shall prepay the Note, without penalty or premium, in an amount equal to the net Proceeds received by the Mortgagor for such Property.

                           (8) In the event of a casualty which damages 100% of
any Property, the Mortgagor shall prepay the Note, without penalty or premium, in an amount equal to the net Proceeds received by the Mortgagor for such

Property, and such Property shall be released from the lien and security interests of the Loan Documents.

                  17  Impositions, Liens and Other Items.

                           (0) Subject to its right of contest set forth in
Section 7(c), the Mortgagor shall pay all Impositions which are attributable to or affect each of the Properties or the Mortgagor with respect to each of the Properties, prior to the date such Impositions shall become delinquent or late charges may be imposed thereon, directly to the applicable taxing authority with respect thereto, unless and to the extent the Beneficiary shall pay such Impositions from any Mortgage Escrow Amounts pursuant to Section 8 hereof. The Mortgagor shall deliver to Beneficiary, not later than forty five (45) days after each payment of Impositions, paid receipts evidencing the payment of such Impositions.

                           (1) Subject to its right of contest set forth in
Section 7(c), the Mortgagor shall at all times keep the Properties and the Equipment located thereon free from all Liens (other than the Lien hereof and Permitted Exceptions) and shall pay when due and payable all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a Lien on any Property or any portion thereof and the Equipment located thereon, whether ranked senior, pari passu or junior to the priority of the Lien created hereby, and shall in any event cause the prompt, full and unconditional discharge of all Liens imposed on or against any Property, or any portion thereof, and the Equipment located thereon within forty-five (45) Domestic Business Days after receiving written notice of the filing (whether from the Beneficiary, the lienor or any other Person) thereof. The Mortgagor shall do or cause to be done, at the sole cost of the Mortgagor, everything necessary to fully preserve the first priority of the Lien of this Mortgage against the Properties and the Equipment located thereon, subject to the Permitted Exceptions. Upon the occurrence of an Event of Default with respect to Mortgagor's Obligations as set forth in this Section 7, the Beneficiary may (but shall not be obligated to) make such payment or discharge such Lien, and the Mortgagor shall reimburse the Beneficiary on demand for all such advances pursuant to Section 15 hereof, together with interest thereon at the Default Rate.

                           (2) Nothing contained herein shall be deemed to
require the Mortgagor to pay any Imposition, to satisfy any Lien or to comply with any Legal Requirement or Insurance Requirement so long as the Mortgagor is in good faith, and by proper legal proceedings, diligently contesting the validity, amount or application thereof, provided that in each case, at the time of the commencement of any such action or proceeding, and during the pendency of such action or proceeding, (i) no Event of Default shall exist and be continuing hereunder, (ii) adequate reserves with respect thereto are maintained on the Mortgagor's books in accordance with GAAP, (iii) such contest operates to suspend collection or enforcement, as the case may be, of the contested Imposition or Lien and such contest is maintained and prosecuted continuously and with diligence, (iv) in the case of any Insurance Requirement, the failure of the Mortgagor to comply therewith shall not impair the validity of any insurance required to be maintained by the Mortgagor under Section 5 or the right to full payment of any claims thereunder, and (v) in the case of Impositions and Liens in excess of $500,000, during such contest, security in the form required by Section 6(d)(ii), assuring the discharge of the Mortgagor's obligations being contested and of any additional interest, charge, or penalty arising from such contest. Notwithstanding the foregoing, any such reserves or the furnishing of any bond or other security, the Mortgagor promptly shall comply with any contested Legal Requirement or Insurance Requirement or shall pay any contested Imposition or Lien, and compliance therewith or payment thereof shall not be deferred, if, at any time a Property or any portion thereof, or any Equipment located thereon shall be, in the Beneficiary's reasonable judgment, in danger of being forfeited or lost or the Beneficiary may be subject to civil or criminal damages as a result thereof. If such action or proceeding is terminated or discontinued adversely to the Mortgagor without any right of appeal exercised by the Mortgagor within the time period legally permitted therefore, the Mortgagor, upon written demand, shall deliver to the Beneficiary reasonable evidence of the Mortgagor's compliance with such contested Imposition, Lien, Legal Requirements or Insurance Requirements, as the case may be.

                  18  Funds for Taxes and Insurance.

                           (0) From and after the occurrence of any Event of
Default by the Mortgagor hereunder, the Beneficiary may at its sole election, upon three (3) Business Days' written notice to the Mortgagor, require the Mortgagor to pay additional amounts sufficient to discharge the obligations of the Mortgagor under Sections 5 and 7 hereof with respect to insurance premiums and Impositions, as and when they become due (such amounts, the "Mortgage Escrow Amounts"). From and after such election, the Mortgagor shall deliver to the Beneficiary annually, no later than fifteen (15) Business Days after the first day of each fiscal year of the Mortgagor, and shall update as new information is received, a schedule describing all Impositions payable or estimated to be payable during such fiscal year attributable to or affecting the Trust Estate or the Mortgagor. Upon the Beneficiary's election to require Mortgage Escrow Amounts in accordance with the foregoing, the Mortgagor shall pay to the Beneficiary to be held in an account controlled by the Beneficiary (the "Escrow Account") a sum which bears the same relation to the annual insurance premiums for all insurance required by the terms hereof and Impositions assessed against the Properties for the insurance period or tax year then in effect, as the case may be, as (i) the number of months elapsed as of the date of such election since the last preceding installment of said premiums or Impositions shall have become due and payable bears to (ii) twelve (12). For the purpose of this computation, the month in which such last preceding installment of premiums or Impositions became due and payable and the month in which the Beneficiary makes such election shall be included and deemed to have elapsed. During each month thereafter, until the Beneficiary shall elect that the provisions of this
Section 8 shall no longer be applicable, the Mortgagor shall pay with respect to the Mortgage Escrow Amounts a sum equal to the one-twelfth of such insurance premiums and such Impositions for the then-current insurance period and tax year, so that as each installment of such premiums and Impositions shall become due and payable, the Beneficiary shall have received a sum sufficient to pay the same. If the amount of such premiums and Impositions has not been definitely ascertained at the time when any such monthly deposits are to be made, the Mortgagor shall pay Mortgage Escrow Amounts based upon the amount of such premiums and Impositions for the preceding year, subject to adjustment as and when the amount of such premiums and Impositions are ascertained.

                           (1) The Mortgage Escrow Amounts shall be held by the
Beneficiary and shall be applied by Beneficiary to the payment of the obligations in respect of which such Mortgage Escrow Amounts were required except upon the occurrence of an Event of Default and the acceleration of the
Note in which case all or any portion of such Mortgage Escrow Amounts may be so transferred or otherwise applied to the Indebtedness in such order or priority as the Beneficiary may elect or the Beneficiary may exercise any of its rights or remedies with respect to same under any of the Loan Documents, at law or in equity. Any Mortgage Escrow Amounts paid by the Mortgagor in excess of the actual obligations for which they were required, shall be held and applied to the obligations for the ensuing year, otherwise applied in accordance with the terms of the Loan Documents or returned to Mortgagor. Nothing herein contained shall be deemed to affect any right or remedy of the Beneficiary under this Mortgage or otherwise at law or in equity to pay any such amount and to add the amount so paid to the Indebtedness hereby secured. Any such application of said amounts or any portion thereof to any Indebtedness secured hereby shall not be construed to cure or waive any Default or notice of Default hereunder or invalidate any act done pursuant to any such Default or notice.

                           (2) If the Beneficiary elects to require Mortgage
Escrow Amounts pursuant to this Section 8, the Mortgagor shall deliver to the Beneficiary all tax bills, bond and assessment statements, statements of insurance premiums, and statements for any other obligations referred to above as soon as the same are received by the Mortgagor, and the Beneficiary shall cause the same to be paid when due to the extent of Mortgage Escrow Amounts in the Escrow Account available therefor. It is expressly acknowledged and agreed that the Beneficiary shall have no obligation whatsoever to advance any amounts in payment of all or any portion of such obligations to the extent that Mortgage Escrow Amounts received are insufficient to pay any such obligations as and when the same become due.

                  19 The Beneficiary and Trustees. If any section of this Mortgage provides that this document shall constitute a deed of trust, the provisions of this Section 9 shall be applicable.

                           (0) The Trustees accept the trusts hereby created and
agree to perform the duties herein required of them upon the terms and conditions hereof.

                  The duties and obligations of the Trustees in respect of this Mortgage shall be as set forth in this Section 9.

                                     (1) Except upon the occurrence and during
         the continuance of an Event of Default actually known to the Beneficiary,

                  (1) the Trustees shall undertake to perform such duties and obligations and only such duties and obligations as are specifically set forth in this Mortgage and the Loan Documents or as otherwise directed by a letter of direction from the Beneficiary, and no implied covenants or obligations shall be read into this Mortgage or the Loan Documents against the Trustees; and

                  (2) in the absence of bad faith, the Trustees may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustees and conforming to the requirements of this Mortgage and the Loan Documents.

                                     (2) In case an Event of Default known to
         the Beneficiary has occurred and is continuing, the Trustees shall exercise the rights and powers vested in the Trustees by this Mortgage and the Loan Documents, with reasonable care, as directed by Beneficiary.

                                     (3) No provision of this Mortgage shall be
         construed to relieve the Trustees from liability for their own gross negligence or willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of subsection (b) of this Section 9;

                  (2) the Trustees shall not be liable for any error of judgment made in good faith by an officer of the Trustees, unless it shall be proved that such Trustees were negligent in ascertaining the pertinent facts; and

                  (3) the Trustees shall not be liable with respect to any action taken or omitted to be taken in good faith in accordance with the direction of the Beneficiary relating to the time, method and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred upon the Trustees under this Mortgage or the other Loan Documents.

                                     (4) Whether or not therein expressly so
         provided, every provision of this Mortgage relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 9(a).

                                     (5) No provision of this Mortgage shall
         require the Trustees to expend or risk their own funds or otherwise incur any personal financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers.

                  (1) At any time or times for the purpose of meeting the Legal Requirements of any jurisdiction in which any part of a Trust Estate may at the time be located, the Beneficiary shall have the power to appoint and, upon the written request of the Beneficiary, the Mortgagor shall for such purpose join with the Beneficiary in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons reasonably approved by the Beneficiary to act as trustee pursuant to this Mortgage in such jurisdiction for such portion of the Trust Estate located in such jurisdiction (the "Jurisdictional Trustee") with such powers as are provided in the instrument of appointment which shall expressly designate the Properties affected and the capacity of the appointee as a Jurisdictional Trustee, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 9. If the Mortgagor does not join in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Beneficiary alone shall make such appointment. Should any written instrument from the Mortgagor be required by any Jurisdictional Trustee so appointed for more fully confirming to such Jurisdictional Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Mortgagor.

                                     (1) Every Jurisdictional Trustee shall, to
         the extent permitted by law, but to such extent only, be appointed subject to the terms set forth in Section 9(b)(iii) hereof.

                                     (2) As of the date hereof the Trustee named
         on page 1 hereof is hereby appointed Jurisdictional Trustee for the State in which the Properties are located.

                                     (3) To the extent permitted by law, but to
         such extent only, the Jurisdictional Trustee is appointed herein subject to the following terms, namely:

                  (1) Subject to the terms hereof and to the extent permitted by law, all rights, powers, duties and obligations under this Mortgage granted to or imposed upon the Beneficiary and the Jurisdictional Trustee shall be exercised solely by the Beneficiary.

                  (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Beneficiary and the Jurisdictional Trustee in respect of any Property covered by such appointment shall be exercised or performed by the Beneficiary separately, or at the election of the Beneficiary by the Beneficiary and the Jurisdictional Trustee jointly, except to the extent that (i) under any law of any jurisdiction in which any particular act is to be performed by the Beneficiary and/or the Jurisdictional Trustee and the Beneficiary shall be incompetent or unqualified to perform such act or (ii) the Beneficiary shall deem it inconvenient or undesirable to perform such act, then in any such event such rights, powers, duties and obligations shall be exercised and performed by the

Jurisdictional Trustee at the written direction of the Beneficiary.

                  (3) The Beneficiary at any time, by an instrument in writing executed by it, may accept the resignation of or remove any Jurisdictional Trustee. Upon the written request of the Beneficiary, the Mortgagor shall join with the Beneficiary in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to the Jurisdictional Trustee so resigned or removed may be appointed in the manner provided in this Section 9.

                  (4) Upon the resignation or removal of any Jurisdictional Trustee, the Beneficiary shall have power to appoint and, upon the written request of the Beneficiary, the Mortgagor shall, for such purpose, join with the Beneficiary in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons reasonably approved by the Beneficiary to act as successor Jurisdictional Trustee of all or any part of the Trust Estate so designated, with such power as provided for in this Section 9, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 9. If the Mortgagor does not join in such appointment, within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Beneficiary acting alone shall make such appointment. Should any written instrument from the Mortgagor be required by any successor Jurisdictional Trustee so appointed for more fully confirming to such trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Mortgagor.

                  (5) No Jurisdictional Trustee hereunder shall be personally liable by reason of any act or omission of the Beneficiary or any other trustee hereunder and the Beneficiary shall not be personally liable by reason of any act or omission of the Jurisdictional Trustee; neither shall knowledge of the Beneficiary be imputed to the Jurisdictional Trustee nor shall knowledge of the Jurisdictional Trustee be imputed to the Beneficiary.

                  (6) Any notice delivered to the Beneficiary shall be deemed to have been sufficiently delivered without any delivery to the Jurisdictional Trustee.

                  (7) Any obligation of the Mortgagor to file or give notices, reports or information to the Beneficiary hereunder shall be satisfied by the delivery thereof to the Beneficiary.

                  (8) Any successor to the Jurisdictional Trustee (herein, in this subsection (H), called the "Successor Jurisdictional Trustee") shall execute, acknowledge and deliver to his predecessor (herein called the Predecessor Jurisdictional Trustee), the Beneficiary and the Mortgagor, an instrument accepting such appointment. Thereupon, the Successor Jurisdictional Trustee shall, without any further act, deed or conveyance, become vested with the estates, properties, rights, powers, duties and trusts of the Predecessor Jurisdictional Trustee in the trusts created by this Mortgage, with the same effect as if originally named as Jurisdictional Trustee. At the written request of the Mortgagor, the Beneficiary or the Successor Jurisdictional Trustee, the Predecessor Jurisdictional Trustee shall execute and deliver an instrument, in recordable form, transferring to the Successor Jurisdictional Trustee, upon the trusts herein expressed, the Trust Estate and shall duly assign transfer, deliver and pay over to the Successor Jurisdictional Trustee, any property and money subject to the lien hereof held by him. If any written instrument from the Mortgagor or the Beneficiary be required by the Successor Jurisdictional Trustee for more fully and certainly vesting in and confirming to the Successor Jurisdictional Trustee such estates, properties, rights, powers and trusts, then, at the request of the Successor Jurisdictional Trustee, all such instruments shall be made, executed, acknowledged and delivered by the Mortgagor or the Beneficiary to the Successor Jurisdictional Trustee.

                           (2) The Mortgagor covenants and agrees:

                                     (1) to reimburse the Beneficiary and the
         Trustees from time to time for all reasonable, out-of-pocket costs and expenses incurred by them hereunder;

                                     (2) to reimburse each of the Beneficiary
         and the Trustees upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by it or him in accordance with any provision of this Mortgage (including reasonable compensation, expenses and disbursements of agents and counsel), except any such expense, disbursement or advance as may be attributable to Beneficiary's or Trustee's negligence or bad faith; and

                                     (3) to indemnify the Beneficiary and the
         Trustees for, and to hold each harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its or his part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the enforcement of remedies hereunder including the reasonable costs and expenses of defending against any claim or liability in connection with the exercise or performance of any of the powers or duties hereunder or thereunder (except any liability incurred by the Beneficiary, Trustees or the Jurisdictional Trustee with negligence, willful misconduct or bad faith on its or their part).

The obligations of the Mortgagor under this Section 9(c) to compensate or indemnify the Trustees and the Beneficiary and to pay or reimburse the Trustees and the Beneficiary for reasonable, out-of-pocket expenses, disbursements and advances shall constitute additional Indebtedness hereunder and shall survive the satisfaction and discharge of this Mortgage. When the Trustees or the Beneficiary incur expenses or render services after an occurrence of an Event of Default hereunder, the expenses and compensation for services are intended to constitute expenses of administration under any Bankruptcy Law.

                  (3) If an individual Person is named as Trustee on page 1 hereof, such individual is hereby appointed Individual Trustee for the State in which the Properties are located. To the extent permitted by law, but to such extent only, the Individual Trustee is appointed herein by the Beneficiary subject to the following terms, namely:

                                     (1) Subject to the terms hereof and to the
         extent permitted by law, all the rights, powers, duties and obligations under this Mortgage granted to or imposed upon the Individual Trustees shall be exercised solely by the Beneficiary except as herein provided.

                                     (2) The rights, powers, duties and
         obligations hereby conferred or imposed upon the Individual Trustee in respect of any property covered by such appointment shall be exercised or performed by the Beneficiary separately, or at the election of the Beneficiary by the Beneficiary and the Individual Trustee jointly, except to the extent that (i) under any law of any jurisdiction in which any particular act is to be performed by the Individual Trustees and/or the Beneficiary shall be incompetent or unqualified to perform such act or (ii) the Beneficiary shall deem it inconvenient or undesirable to perform such act, then in any such event such rights, powers, duties and obligations shall be exercised and performed by the Individual Trustee at the written direction of the Beneficiary.

                                     (3) The Beneficiary at any time, by an
         instrument in writing executed by it, may accept the resignation of or remove any Individual Trustee. Upon the written request of the Beneficiary, the Mortgagor shall join with the Beneficiary in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to the Individual Trustee so resigned or removed may be appointed in the manner provided in this Section.

                                     (4) Upon the death, resignation or removal
         of any Individual Trustee, the Beneficiary shall have power to appoint and, upon the written request of the Beneficiary, the Mortgagor shall, for such purpose, join with the Beneficiary in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more persons approved by the Beneficiary to act as Successor Individual Trustee together with the Beneficiary of all or any part of the Trust Estate, with such powers as provided for in this

         Section 9, and to vest in such person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 9. If the Mortgagor does not join in such appointment, within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Beneficiary acting alone shall make such appointment.

                                     (5) Should any written instrument from the
         Mortgagor be required by any successor Individual Trustee so appointed for more fully confirming to such trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Mortgagor.

                                     (6) No Individual Trustee hereunder shall
         be personally liable by reason of any act or omission of the Beneficiary or any other trustee hereunder and the Beneficiary shall not be personally liable by reason of any act or omission of the Individual Trustee; neither shall knowledge of the Beneficiary be imputed to the Individual Trustee nor shall knowledge of the Individual Trustee be imputed to the Beneficiary.

                                     (7) Any notice delivered to the Beneficiary
         shall be deemed to have been sufficiently delivered without any delivery to the Individual Trustee.

                                     (8) Any obligation of the Mortgagor to file
         or give notices, reports or information to the Trustees hereunder shall be satisfied by the delivery thereof to the Beneficiary.

                  Any successor to the Individual Trustee (herein, in this subsection (d) called the "Successor Individual Trustee") shall execute, acknowledge and deliver to his predecessor (herein, in this subsection (h), called the "Predecessor Individual Trustee"), the Beneficiary and the Mortgagor, an instrument accepting such appointment. Thereupon, the Successor Individual Trustee shall, without any further act, deed or conveyance, become vested with the estates, properties, rights, powers, duties and trusts of the Predecessor Individual Trustee in the trusts created by this Mortgage, with the same effect as if originally named as Individual Trustee. At the written request of the Mortgagor, the Beneficiary or the Successor Individual Trustee, the Predecessor Individual Trustee shall execute and deliver an instrument transferring to the Successor Individual Trustee, upon the trusts herein expressed, the Trust Estate and shall duly assign, transfer, deliver and pay over to the Successor Individual Trustee, any property and money subject to the lien hereof held by him. If any written instrument from the Mortgagor or the Beneficiary be required by the Successor Individual Trustee for more fully and certainly vesting in and confirming to the Successor Individual Trustee such estates, properties, rights, powers and trusts, then, at the request of the Successor Individual Trustee, all such instruments shall be made, executed, acknowledged and delivered by the Mortgagor or the Beneficiary to the Successor Individual Trustee.

                  (4) At any time or times, (i) for the purpose of meeting the Legal Requirements of any jurisdiction in which any part of a Trust Estate may at the time be located or (ii) if the Beneficiary deems it to be necessary or desirable for the protection of its interests, the Beneficiary shall have the power to appoint, and upon written request of the Beneficiary, the Mortgagor shall for such purpose join with the Beneficiary in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Beneficiary either to act as co-trustee, jointly with the Beneficiary, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment which shall expressly designate the property affected and the capacity of the appointee as either a co-trustee or separate trustee, and to vest in such person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 9. If the Mortgagor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Beneficiary alone shall make such appointment.

                  Should any written instrument from the Mortgagor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, by request, be executed, acknowledged and delivered by the Mortgagor.

                  Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the same terms as hereinabove set forth for the Individual Trustee.

                  110  Transfers, Additional Indebtedness and Subordinate Liens.

                           (0) Except as permitted under the Credit Agreement,
the Mortgagor will not without the Beneficiary's prior written consent, which consent may be withheld in the Beneficiary's sole discretion, (i) sell, assign, convey, transfer or otherwise dispose of legal or beneficial interests in all or any part of the Properties, (ii) incur additional Debt (as such term is defined in the Credit Agreement), (iii) sell, assign, convey, transfer, or otherwise dispose of any legal or beneficial interest in the Mortgagor or any entity constituting the Mortgagor, or permit any owner of a legal or beneficial interest in the Mortgagor to do the same, or file a declaration of condominium with respect to any Property, or (iv) mortgage, hypothecate or otherwise encumber or grant a security interest in the Trust Estate or any interest in the Mortgagor or entity constituting the Mortgagor (the matters referred to in clauses (i) through (iv) are collectively referred to as a "Transfer").

                           (1) Any Transfer made in violation of this Mortgage
or the Credit Agreement shall be an immediate Event of Default hereunder and shall be void and of no force or effect as against the Beneficiary. Upon any such Transfer made in violation of Section 10(a), the Beneficiary may, at its option and without limiting any other right or remedy available to the Beneficiary hereunder, under any of the other Loan Documents, or otherwise at law or in equity, accelerate the maturity of the Note and require the payment of the then existing outstanding principal balance, accrued interest and all other Indebtedness due under the Note and this Mortgage and any and all other amounts due to the Beneficiary. The Mortgagor shall reimburse the Beneficiary for all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, actually incurred by the Beneficiary in connection with the review by the Beneficiary of the Mortgagor's request for the Beneficiary's consent to a Transfer of all or any portion of the Trust Estate or any interest therein or any interest in the Mortgagor.

                  111 Maintenance of Trust Estate; Alterations; Inspection; Utilities.

                           (0) The Mortgagor shall keep and maintain the Trust
Estate and every part thereof in good condition and repair, subject to ordinary wear and tear, and shall not permit or commit any impairment, deterioration or intentional waste of any Property and the Equipment located thereon in any material respect. The Mortgagor further covenants to do all other acts which from the character or use of any Property may be reasonably necessary to protect the security hereof, the specific enumerations herein not excluding the general. The Mortgagor shall not remove or demolish any Improvement on any Property except as the same may be necessary in connection with an Alteration or a restoration in connection with a Taking or casualty, required under the Leases or in the ordinary course of business in accordance with the terms and conditions hereof.

                           (1) Except as may be necessary in connection with an
Alteration permitted by Section 11(c) below, the Mortgagor shall not make any changes or allow any changes to be made in the use of a Property as a commercial or industrial property and related uses or initiate or acquiesce in any change in any zoning or other land use classification affecting all or any portion of a Property now or hereafter in effect and affecting all or any portion of a Property, in each case in a manner which could result in a Material Adverse Effect.

                           (2) The Mortgagor shall have the right, without the
Beneficiary's consent, to undertake any alteration, improvement, demolition or removal (any such alteration, improvement, demolition or removal, an "Alteration") of a Property or any portion thereof so long as any such Alteration (i) is required or permitted pursuant to or in connection with any Lease or (ii) provided that no Event of Default shall have occurred and be continuing hereunder, does not in the aggregate cost more than $1,000,000. The Beneficiary shall not unreasonably withhold its consent to any Alteration in excess of $1,000,000 which is not otherwise permitted under the terms of the applicable Lease. Any Alteration which involves an estimated cost of more than $1,000,000 in the aggregate for any Property shall be conducted under the supervision of an Independent Architect, and no such Alteration shall be undertaken until five (5) Domestic Business Days after there shall have been filed with the Beneficiary, for information purposes only and not for approval by the Beneficiary, detailed plans and specifications and cost estimates therefor, prepared and approved in writing by such Independent Architect. Such plans and specifications may be revised at any time and from time to time, provided that material revisions of such plans and specifications are filed with the Beneficiary, for information purposes only, together with the written approval thereof by such Independent Architect. All work done in connection with any Alteration shall be performed with due diligence in a good and workmanlike manner, all materials used in connection with any Alteration shall not be less than the standard of quality of the materials currently used at such Property and all work performed and all materials used shall be in accordance with all applicable Legal Requirements and the insurance requirements of the insurance policies required hereby.

                           (3) The Beneficiary and any Persons authorized by
them may at all reasonable times, upon reasonable notice and in compliance with the Leases enter and examine any Property and may inspect all work done, labor performed and materials furnished in and about any Property

                  112 Legal Compliance. The Mortgagor and the Properties and the Equipment thereon and the use thereof comply in all material respects with all Legal Requirements (hereinafter defined). Subject to the Mortgagor's right of contest pursuant to Section 7(c), the Mortgagor shall comply with and conform in all material respects to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements, and irrespective of the nature of the work to be done, of every Governmental Authority including, without limitation, Environmental Laws, consumer protection laws and all covenants, restrictions and conditions now or hereafter of record which may be applicable to Mortgagor or to any Property and the Equipment thereon, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any Property and the Equipment thereon, including, without limitation, building and zoning codes and ordinances (collectively, the "Legal Requirements"), the failure to comply with would, in the aggregate, have a Material Adverse Effect on the value of any Property or Properties comprising a single shopping center, taken as a whole.

                  113 Books and Records, Financial Statements, Reports and Other Information.

                           (0) Books and Records. The Mortgagor will keep and
maintain on a fiscal year basis proper books and client records, in which accurate and complete entries shall be made of all dealings or transactions of or in relation to the Note and the Trust Estate and the business and affairs of the Mortgagor relating to the Trust Estate, in accordance with GAAP and the Credit Agreement. The Beneficiary and its authorized representatives shall have the right at reasonable times and upon reasonable notice to examine the books and records of the Mortgagor relating to the operation of the Trust Estate and to make such copies or extracts thereof as the Beneficiary may reasonably require.

                           (1) Other Information. The Mortgagor will, within a
reasonable time after written request by the Beneficiary, furnish to the Beneficiary, in such manner and in such detail as may be reasonably requested by the Beneficiary, such reasonable additional information which has been prepared by the Mortgagor in the ordinary course of business, as may be reasonably requested by the Beneficiary with respect to the Trust Estate.

                  114  Compliance with Leases and Agreements.

                           (0) The Mortgagor has heretofore delivered to the
Beneficiary true and complete copies of all Leases, and all Agreements and any and all amendments or modifications thereof. The Leases and Agreements are in full force and effect and the Mortgagor has neither given to (except for notices of late payment sent in the ordinary course of business or as otherwise disclosed to Beneficiary), nor received any written notice of default from, any Tenants under any Leases or any party to any of the Agreements, and, to the Mortgagor's knowledge, no events or circumstances exist except as otherwise disclosed to Beneficiary, which with or without the giving of notice, the passage of time or both, may constitute a default by Mortgagor, or to Mortgagor's actual knowledge of the other parties thereto, under any of the Leases or Agreements. The Mortgagor will promptly notify the Beneficiary upon the occurrence of any of the foregoing events.

                           (1) The Mortgagor may, at all times, lease to any
Person space within any Property in a manner consistent with other retail properties comparable to the applicable Property and then current market conditions existing in the applicable market area in which such Property is located, and otherwise in accordance with this Mortgage. Each Lease entered into after the date hereof (including the renewal or extension on or after the date hereof of any Lease entered into prior to the date hereof if the rent payable during such renewal or extension, or a formula or other method to compute such rent, is not provided for in such Lease (such a renewal or extension a "Renewal Lease")) shall either (i) (A) provide for payment of rent and all other material amounts payable thereunder at rates at least equal to the fair market rental value (taking into account the type and creditworthiness of the tenant, the length of tenancy and the location and size of the unit so rented), as of the date such Lease is executed by the Mortgagor, of the space covered by such Lease or Renewal Lease for the term thereof, including any renewal options, (B) not contain any provision whereby the rent payable thereunder would be based, in whole or in part, upon the net income or profits derived by any Person from the applicable Property (provided, however, that it may contain a provision in which a portion of rent may be payable based on a percentage of gross income, subject to customary deductions and exclusions), (C) not entitle any Tenant to receive and retain Proceeds of a Taking except those that may be specifically awarded to it in condemnation proceedings because of the Taking of its trade fixtures and its leasehold improvements which have not become part of the realty and such business loss and relocation expenses as tenant may specifically and separately establish and (D) not have a Material Adverse Effect on the value of the Property in which it is to be located or (ii) be consented to by the Beneficiary. Each such Lease (other than Renewal Leases) that is the lesser of
(x) 20,000 square feet of any Property or (y) 15% of the rentable area of any Property (a "Material Lease") shall be subject to the prior consent of Beneficiary, which consent shall not be unreasonably withheld. Any such Renewal Lease shall also be subject to the prior consent of Beneficiary, which consent shall not be unreasonably withheld, in the case of any Renewal Lease which either provides for (x) any material adverse change to any financial provision of the Lease being renewed or extended, or (y) any other material and adverse modification or amendment. Beneficiary shall grant or deny its consent within five (5) Domestic Business Days after receipt of request therefor (together with a copy of the proposed Material or Renewal Lease). If the Beneficiary shall fail to respond within such five (5) Domestic Business Day period, the Beneficiary shall be deemed to have granted its consent to the proposed Material or Renewal Lease. Without the prior consent of Beneficiary, which consent shall not be unreasonably withheld, the Mortgagor may not amend, modify or waive the provisions of any Material Lease or terminate, reduce rents under or shorten the term of any such Material Lease, except in the course of enforcement after default by the tenant.

                           (2) The Mortgagor shall (i) promptly perform and
observe all of the material terms, covenants and conditions required to be performed and observed by the Mortgagor under the Leases and Agreements such that there will be no material and adverse impairment of the value of the Property to which the Lease or Agreement relates or the Beneficiary's interest under this Mortgage; and (ii) collect the Rents under the Leases at such times as are customary in the ordinary course of the Mortgagor's business and may collect such security deposits as are permitted by Legal Requirements and are commercially reasonable in the prevailing market and collect escalations, percentage rent and other charges in accordance with the terms of each Lease.

                           (3) Mortgagor shall use commercially reasonable
efforts to ensure that all Leases entered into by the Mortgagor after the date hereof shall be subject and subordinate to this Mortgage (through either subordination provisions in the Leases or separate nondisturbance agreements), and shall provide that the Tenant thereunder shall attorn to the Beneficiary, or any other Person succeeding to the interest of the Beneficiary, on the terms set forth in Section 14(e); provided that the Tenant's rights under the Lease shall not be impaired or otherwise affected by such subordination or the foreclosure of this Mortgage, unless such Tenant has defaulted under the Lease and all applicable grace or cure periods thereunder have expired. The Beneficiary, at the request of the Mortgagor, shall enter into a subordination, attornment and nondisturbance agreement, in form and substance reasonably acceptable to the Beneficiary with any existing Tenant or any Tenant entering into a Lease after the date hereof (other than a Lease to an Affiliate of the Mortgagor) provided, in any event, that such Tenant leases at least 15% of the rentable square feet of any Property or 20,000 square feet of any Property. All actual, out-of-pocket costs and expenses of the Beneficiary in connection with the negotiation, preparation, execution and delivery of any nondisturbance agreement, including, without limitation, reasonable attorneys' fees and disbursements, shall be paid by the Mortgagor.

                           (4) Each Lease entered into from and after the date
hereof shall provide that: in the event of the enforcement by the Beneficiary of any remedy under this Mortgage, the Tenant under such Lease shall, at the option of the Beneficiary or of any other Person succeeding to the interest of the Beneficiary as a result of such enforcement, subject to the Beneficiary's and such Tenant's delivery of any nondisturbance agreement required hereunder (except with respect to any Lease to an Affiliate of Tenant), attorn to the Beneficiary or to such Person and shall recognize the Beneficiary or such successor in interest as lessor under such Lease without change in the provisions thereof; provided, however, the Beneficiary or such successor in interest shall not be liable for or bound by (i) any payment of an installment of rent or additional rent which may have been made more than thirty (30) days before the due date of such installment, (ii) any amendment or modification to or termination of any such Lease not in conformity with Section 14(b), (iii) any act or omission of or default by the Mortgagor under any such Lease, or (iv) any credits, claims, setoffs or defenses which any Tenant may have against the Mortgagor. Each such Tenant, upon reasonable request by the Beneficiary or such successor in interest, shall execute and deliver an instrument or instruments confirming such attornment, subject to the Beneficiary's delivery of a nondisturbance agreement to such Tenant (except with respect to any Lease to an Affiliate of Tenant).

                  115 The Beneficiary's Right to Perform. Upon the occurrence and continuance of an Event of Default with respect to the performance of any of the Obligations contained herein, the Beneficiary, without waiving or releasing the Mortgagor from any Obligation or Default under this Mortgage, after delivery of notice thereof to Mortgagor, may (but shall not be obligated to), at any time perform the same, and the cost thereof, with interest at the Default Rate from the date of payment by the Beneficiary to the date such amount is paid by the Mortgagor, shall immediately be due from the Mortgagor to the Beneficiary, and the same shall be secured by this Mortgage and shall be a Lien on the Trust Estate prior to any right, title to, interest in or claim upon the Trust Estate attaching subsequent to the Lien of this Mortgage. No payment or advance of money by the Beneficiary under this Section 15 shall be deemed or construed to cure the Mortgagor's Default or waive any right or remedy of the Beneficiary hereunder.

                  116 The Mortgagor's Existence; Organization and Authority; Litigation. The Mortgagor shall do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a limited partnership and its right to own property or transact business in the state in which each of the Properties is located.

                  117 Protection of Security; Costs and Expenses. The Mortgagor shall appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of the Beneficiary or the

Trustees hereunder and shall pay all reasonable costs and expenses, including, without limitation, cost of evidence of title and reasonable attorneys' fees and disbursements, in any such action or proceeding in which the Beneficiary may appear, and in any suit brought by the Beneficiary to foreclose this Mortgage or to enforce or establish any other rights or remedies of the Beneficiary hereunder. If an Event of Default occurs and is continuing under this Mortgage, or if any action or proceeding is commenced in which it becomes necessary to defend or uphold the Lien or priority of this Mortgage or which adversely affects the Beneficiary's interest in the Trust Estate, or Property or any part thereof, including, but not limited to, eminent domain, enforcement of, or proceedings of any nature whatsoever under any Legal Requirement affecting the Trust Estate or involving the Mortgagor's bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, then the Beneficiary, upon reasonable notice to the Mortgagor, may, but without obligation to do so and without releasing the Mortgagor from any obligation hereunder, may make such appearances, disburse such sums and take such action as the Beneficiary deems necessary or appropriate to protect the Beneficiary's interest in the Trust Estate, including, but not limited to, disbursement of reasonable attorneys' fees, entry upon any Property to make repairs or take other action to protect the security hereof, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of the Beneficiary appears to be prior or superior hereto. All of the costs, expenses and amounts set forth in this Section 17 shall be payable by the Mortgagor on demand, together with interest thereon at the rate then in effect with respect to the Note (except during the continuance of an Event of Default in which case interest shall accrue at the Default Rate), from the date of notice to Mortgagor of any such payment by the Beneficiary (or the Trustees) until the date of repayment by the Mortgagor, shall be deemed to be Indebtedness hereunder and shall be secured hereby. Nothing contained in this Section 17 shall be construed to require the Beneficiary to incur any expense, make any appearance, or take any other action.

                  118  Management of the Properties.

                           (0) The Mortgagor covenants and agrees with the
Beneficiary that the Properties will be managed at all times in a manner consistent with past practice by Mortgagor or by another manager acceptable to the Beneficiary. Upon the appointment of any manager (other than the Mortgagor or an affiliate), the Beneficiary shall have the right to approve (which approval shall not be unreasonably withheld or delayed) any management agreement with such manager and any such management agreement shall provide that it is subject and subordinate to the terms and provisions of this Mortgage.

                           (1) It is acknowledged and agreed that any management
agreement may be terminated at the direction of the Beneficiary at any time following the occurrence and continuance of an Event of Default hereunder, provided that if the Manager is not an affiliate of Mortgagor or Buyer, such termination shall be on not less than 30 days' notice to such Manager and, if any such management agreement is so terminated, a substitute manager shall be appointed by the Beneficiary.

                  119  Environmental Matters.

                           (0) The Mortgagor hereby represents and warrants that
with respect to the Properties, except as set forth in the Phase I environmental report(s) delivered to and accepted by the Beneficiary with respect to each of the Mortgaged Properties (as supplemented or amended, the "Environmental Reports"), (i) there are in effect all Environmental Approvals which are required to be obtained by Mortgagor under all Environmental Laws with respect to each Mortgaged Property, except for such Environmental Approvals the absence of which would not have a Material Adverse Effect, (ii) the Mortgagor is in compliance in all material respects with the terms and conditions of all such Environmental Approvals, and is also in compliance in all material respects with all other Environmental Laws or any plan, order, decree, judgment, injunction, notice or demand letter issued, entered or approved thereunder, except to the extent failure to comply would not have a Material Adverse Effect.

                  Except as set forth in the Environmental Reports or otherwise disclosed to the Beneficiary as of the Closing Date, to Mortgagor's actual knowledge:

                                     (1) There are no Environmental Claims or
         investigations pending or threatened by any Governmental Authority with respect to any alleged failure by the Mortgagor to have any Environmental Approval required in connection with the conduct of the business of the Mortgagor on any of the Mortgaged Properties, or with respect to any generation, treatment, storage, recycling, transportation, Release or disposal of any Material of Environmental Concern generated by the Mortgagor or any lessee on any of the Mortgaged Properties;

                                     (2) No Material of Environmental Concern
         has been Released at any of the Mortgaged Properties to an extent that it may reasonably be expected to have a Material Adverse Effect;

                                     (3) No polychlorinated biphenyls ("PCB's")
         (in amounts or concentrations which exceed those set by applicable Environmental Laws) are present at any of the Mortgaged Properties;

                                     (4) No friable asbestos is present at any
         of the Mortgaged Properties;

                                     (5) There are no underground storage tanks
         for Material of Environmental Concern, active or abandoned, at any of the Mortgaged Properties;

                                     (6) No Environmental Claims have been filed
         with a Governmental Authority with respect to any of the Mortgaged Properties, and none of the Mortgaged Properties is listed or proposed for listing on the National Priority List promulgated pursuant to CERCLA, on CERCLIS or on any similar state list of sites requiring investigation or clean-up; and

                                     (7) There are no Liens arising under or
         pursuant to any Environmental Laws on any of the Mortgaged Properties, and no government actions have been taken or are in process which could subject any of the Mortgaged Properties to such Liens.

                           (1) The Mortgagor covenants and agrees with the
Beneficiary that it shall comply with all Environmental Laws, except for such instances of non-compliance which, singly, or in the aggregate, are not reasonably likely to have a Material Adverse Effect. If at any time during the continuance of the Lien of this Mortgage, Material of Environmental Concern are discovered in, around, on, or under any Property, in such concentrations as a Governmental Authority having jurisdiction over the Trust Estate would require remedial action to correct (an "Environmental Event"), the Mortgagor shall deliver notice of the occurrence of such Environmental Event to the Beneficiary promptly after Mortgagor becomes aware of such Environmental Event. Within (30) thirty days after Mortgagor becomes aware of the occurrence of an Environmental Event, the Mortgagor shall deliver to the Beneficiary an Officers' Certificate (an "Environmental Certificate") explaining the Environmental Event in reasonable detail, setting forth to the Beneficiary the estimated cost (as determined at such time) of remedying such Environmental Event and the proposed method of remediation and time to complete such remedy. The Mortgagor shall complete, or cause the appropriate third party to complete, such remedy as promptly as possible in the ordinary course of business. If an Environmental Event occurs, the Mortgagor shall diligently remedy or diligently cause the appropriate third party to remedy all conditions giving rise to such Environmental Event in accordance with all Environmental Laws.

                           (2) Notwithstanding anything to the contrary provided
in this Mortgage or in any other Loan Document, the indemnification provided in the Environmental Indemnity Agreement shall be fully recourse to the Mortgagor and shall be independent of, and shall survive, the discharge of the Indebtedness, the release of the Lien created under this Mortgage, and/or the conveyance of title to any Property to the Beneficiary or any purchaser or designee in connection with a foreclosure of this Mortgage or conveyance in lieu of foreclosure. Notwithstanding the foregoing, in no event shall the indemnity contained in the Environmental Indemnity Agreement be assignable by the Beneficiary to, or be deemed to be for the benefit of, any such purchaser at or subsequent to a foreclosure sale.

                  120 Assignment of Rents. Beneficiary and the Mortgagor hereby confirm that Beneficiary has granted to the Mortgagor a license to collect and use the Rents as they become due and payable under the Leases in accordance with the provisions of the Assignment of Leases and Rents, until an Event of Default has occurred and is continuing; provided that the existence of such right shall not operate to subordinate the Assignment of Leases and Rents to any subsequent assignment, in whole or in part by the Mortgagor, and any such subsequent assignment shall be subject to Beneficiary's rights under this Mortgage. The Mortgagor further agrees to execute and deliver such assignments of leases as Beneficiary may from time to time reasonably request in order to better assure, transfer and confirm to Beneficiary the rights intended to be granted to Beneficiary with respect thereto. In accordance with the provisions of the Assignment of Leases and Rents, upon the occurrence and during the continuance of an Event of Default (1) the Mortgagor agrees that Beneficiary may, but shall not be obligated to, assume the management of the Properties, and collect the Rents, applying the same upon the Obligations and (2) the Mortgagor hereby authorizes and directs all tenants, purchasers or other persons occupying or otherwise acquiring any interest in any part of the real property to pay the Rents due under the Leases to Beneficiary upon Beneficiary's request. Beneficiary shall have and hereby expressly reserves the right and privilege (but assumes no obligation) to demand, collect, sue for, receive and recover the Rents, or any part thereof, now existing or hereafter made, and apply the same in accordance with this Mortgage, the Assignment of Leases and Rents, and applicable law.

                  121 Remedies. Upon the occurrence and continuance of an Event of Default, the Beneficiary may take such actions against the Mortgagor and/or against the Trust Estate or any portion thereof as the Beneficiary determines is necessary to protect and enforce its rights hereunder, without notice or demand except as set forth below. Any such actions taken by the Beneficiary shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as the Beneficiary may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of the Beneficiary permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Such actions may include the following:

                           (0) Acceleration. Subject to any applicable
provisions of the Note and the other Loan Documents, the Beneficiary may declare all or any portion of the unpaid principal balance under the Note, together with all accrued and unpaid interest thereon, and all other unpaid Indebtedness, to be immediately due and payable.

                           (1) Entry. The Beneficiary, personally, or by its
agents or attorneys, or the Jurisdictional Trustee, or by the appointment of a receiver, at the Beneficiary's election, may enter into and upon all or any part of the Trust Estate (including any Property and any part thereof), and may exclude the Mortgagor, its agents and servants, including the manager therefrom; and, the Beneficiary, having and holding the same, may use, operate, manage and control the Trust Estate or any part thereof and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receiver. Upon every such entry, the Beneficiary may, at the expense of the Trust Estate or the Mortgagor, from time to time, either by purchase, repair or construction, maintain and restore the Trust Estate or any part thereof, and may insure and reinsure the same in such amount and in such manner as may seem to them to be advisable. Similarly, from time to time, the Beneficiary may, at the expense of the Trust Estate or the Mortgagor make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to and on the Trust Estate or any part thereof as it may seem advisable. The Beneficiary shall also have the right to manage and operate the Trust Estate or any part thereof and to carry on the business thereof and exercise all rights and powers of the Mortgagor with respect thereto, either in the name of the Mortgagor or otherwise, as may seem to them to be advisable. In confirmation of GRANTING CLAUSE V, in the case of the occurrence and continuation of an Event of Default, the Beneficiary shall be entitled to collect and receive all Rents, or any part thereof, to be applied to the Obligations in the order of priorities and amounts as the Beneficiary shall elect in its sole discretion. In the event the Beneficiary elects, in its sole discretion, to apply the Rents to the Obligations in any order of priority elected by Beneficiary, the Beneficiary shall not have cause to claim that the Rents so applied to the Obligations by the Beneficiary were misappropriated by the Mortgagor. All actions which may be taken by the Beneficiary pursuant to this subparagraph (b) may be taken by the Jurisdictional Trustee, upon the direction of the Beneficiary. The Beneficiary or the Jurisdictional Trustee, as applicable, shall be liable to account only for rents, issues and profits and other proceeds actually received by the Beneficiary or the Jurisdictional Trustee.

                           (2)  Foreclosure.

                                     (1) The Beneficiary, with or without entry,
         personally or by its agents or attorneys, insofar as applicable, may
         (i) sell or instruct the Jurisdictional Trustee, if applicable, to sell, to the extent permitted by law and pursuant to the power of sale granted herein, all and singular the Trust Estate, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales, as an entirety or in parcels, and at such times and places as required or permitted by law and as are customary in any county, city or parish in which a Property is located and upon such terms as the Beneficiary may fix and specify in the notice of sale to be given to the Mortgagor (and on such other notice published or otherwise given as provided by law), or as may be required by law; (ii) institute (or instruct the Jurisdictional Trustee to institute) proceedings for the complete or partial foreclosure of this Mortgage under the provisions of the laws of the jurisdiction or jurisdictions in which the Trust Estate or any part thereof is located, or under any other applicable provision of law; or (iii) take all steps to protect and enforce the rights of the Beneficiary, whether by action, suit or proceeding in equity or at law (for the specific performance of any covenant, condition or agreement contained in this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement or any other appropriate legal or equitable remedy), or otherwise, as the Beneficiary, being advised by counsel and its financial advisor, shall deem most advisable to protect and enforce any of their rights or duties hereunder.

                                     (2) The Beneficiary (or the Jurisdictional
         Trustee, as applicable), may conduct any number of sales from time to time. The power of sale shall not be exhausted by any one or more such sales as to any part of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold.

                                     (3) With respect to any Property, this
         Mortgage is made upon any statutory conditions of the state in which such Property is located, and, for any breach thereof or any breach of the terms of this Mortgage, the Beneficiary shall have the statutory power of sale, if any, provided for by the laws of such State.

                  (3) Specific Performance. The Beneficiary, in its sole and absolute discretion, or the Jurisdictional Trustee, at the Beneficiary's election, may institute an action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note or any other Loan Document, or in aid of the execution of any power granted hereunder or for the enforcement of any other appropriate legal or equitable remedy.

                  (4) Enforcement of Note. The Beneficiary or the Jurisdictional Trustee, at the Beneficiary's election, may recover judgement on the Note (or any portion of the Indebtedness evidenced thereby), either before, during or after any proceedings for the foreclosure (or partial foreclosure) or enforcement of this Mortgage, to the fullest extent permitted by law.

                  (5) Sale of Trust Estate; Application of Proceeds.

                                     (1) The Beneficiary (or the Jurisdictional
         Trustee, if applicable), may postpone any sale of all or any part of the Trust Estate to be made under or by virtue of this Section 21 by public announcement at the time and place of such sale, or by publication, if required by law, and, from time to time, thereafter, may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement.

                                     (2) Upon the completion of any sale made by
         the Beneficiary or the Jurisdictional Trustee under or by virtue of this Section 21, the Beneficiary shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed or deeds or other appropriate instruments, conveying, assigning and transferring all its estate, right, title and interest in and to the property and rights so sold. The Beneficiary or the Jurisdictional Trustee, as applicable, is hereby appointed the true and lawful irrevocable attorney-in-fact of the Mortgagor in its name and stead or in the name of the Beneficiary to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold under this
         Section 21, and, for that purpose, the Beneficiary or the Jurisdictional Trustee, as applicable, may execute all necessary deeds and other instruments of assignment and transfer, and may substitute one or more persons with like power, the Mortgagor hereby ratifying and confirming all that such attorney or attorneys or such substitute or substitutes shall lawfully do by virtue hereof. The Mortgagor shall, nevertheless, if so requested in writing by the Beneficiary, ratify and confirm any such sale or sales by executing and delivering to the Beneficiary or to such purchaser or purchasers all such instruments as may be advisable, in the reasonable judgment of the Beneficiary, for such purposes and as may be designated in such request. Any such sale or sales made under or by virtue of this Section 21 shall operate to divest all the estate, right, title, interest, claim and demand, whether at law or in equity, of the Mortgagor in and to the property and rights so sold, and shall be a perpetual bar against the Mortgagor, its successors and assigns and any Person claiming through or under the Mortgagor and their successors and assigns.

                                     (3) The receipt of the Beneficiary or the
         Jurisdictional Trustee, as applicable, for the purchase money paid as a result of any such sale shall be a sufficient discharge therefor to any purchaser of the property or rights, or any part thereof, so sold. No such purchaser, after paying such purchase money and receiving such receipt,

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
         shall be bound to see to the application of such purchase money upon or for any trust or purpose of this Mortgage, or shall be answerable, in any manner, for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the authorization, necessity, expediency or regularity of such sale.

                                     (4) Upon any sale made under or by virtue
         of this Section 21, the Beneficiary may bid for and acquire the Trust Estate or any part thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the Note secured by this Mortgage the net proceeds of sale, after deducting therefrom the expense of the sale and the costs of the action and any other sums which the Beneficiary is authorized to deduct under this Mortgage. The person making such sale shall accept such settlement without requiring the production of the Note or this Mortgage, and without such production there shall be deemed credited to the Indebtedness and Obligations under this Mortgage the net proceeds of such sale. The Beneficiary, upon acquiring the Trust Estate or any part thereof shall be entitled to own, hold, lease, rent, operate, manage or sell the same in any manner permitted by applicable laws.

                  (6) Voluntary Appearance; Receivers. After the happening, and during the continuance of, any Event of Default, and immediately upon commencement of (i) any action, suit or other legal proceeding by the Beneficiary to obtain judgment for the principal and interest on the Note and any other sums required to be paid pursuant to this Mortgage, or (ii) any action, suit or other legal proceeding by the Beneficiary of any other nature in aid of the enforcement of the Loan Documents or any of them, the Mortgagor will
(a) enter its voluntary appearance in such action, suit or proceeding, and (b) if required by the Beneficiary, consent to the appointment of one or more receivers of the Trust Estate and of the earnings, revenues, rents, issues, profits and income thereof. After the happening, and during the continuance, of any Event of Default, or upon the filing of a bill in equity to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof, or upon the commencement of any other judicial proceeding to enforce any right of the Beneficiary, the Beneficiary shall be entitled, as a matter of right, if it shall so elect, without notice to any other party and without regard to the adequacy of the security of the Trust Estate, forthwith, either before or after declaring the principal and interest on the Note to be due and payable, to the appointment of such a receiver or receivers. Any receiver or receivers so appointed shall have such powers as a court or courts shall confer, which may include, without limitation, any or all of the powers which the Beneficiary is authorized to exercise by the provisions of this Section 21, and shall have the right to incur such obligations and to issue such certificates therefor as the court shall authorize.

                  (7) Retention of Possession. Notwithstanding the appointment of any receiver, liquidator or trustee of the Mortgagor, or any of its property, or of the Trust Estate or any part thereof, the Beneficiary or the Jurisdictional Trustee, as applicable, to the extent permitted by law, shall be entitled to retain possession and control of all property now or hereafter granted to or held by the Beneficiary or the Jurisdictional Trustee, as applicable, under this Mortgage.

                  (8) Suits by the Beneficiary. All rights of action under this Mortgage may be enforced by the Beneficiary without the possession of the Note and without the production thereof or this Mortgage at any trial or other proceeding relative thereto. Any such suit or proceeding instituted by the Beneficiary shall be brought in the name of the Beneficiary and any recovery of judgment shall be subject to the rights of the Beneficiary.

                  (9) Remedies Cumulative. No remedy herein conferred upon or reserved to the Beneficiary is intended to be exclusive of any other remedy, and each such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission of the Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power

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
and remedy given by this Mortgage to the Jurisdictional Trustee and/or the Beneficiary may be exercised from time to time and as often as may be deemed expedient by the Jurisdictional Trustee (at the Beneficiary's discretion) and the Beneficiary and each of them. Nothing contained in this Mortgage shall affect the obligations of the Mortgagor to pay the principal of, and interest on, the Note in the manner and at the time and place expressed in the Note.

                  (10) Waiver of Rights. The Mortgagor agrees that to the fullest extent permitted by law it will not, at any time, (a) insist upon, plead or claim or take any benefit or advantage of any stay, extension or moratorium law, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, (b) claim, take or insist upon any benefit or advantage of any law, now or at any time hereafter in force, providing for valuation or appraisal of the Trust Estate, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein contained, or pursuant to the decree, judgment or order of any court of competent jurisdiction, or (c) after any such sale or sales, claim or exercise any right, under any statute heretofore or hereafter enacted by the United States of America, any State thereof or otherwise, to redeem the property and rights sold pursuant to such sale or sales or any part hereof. The Mortgagor hereby expressly waives all benefits and advantages of such laws, and covenants, to the fullest extent permitted by law, not to hinder, delay or impede the execution of any power herein granted or delegated to the Beneficiary or Trustees, but will suffer and permit the execution of every power as though no such laws had been made or enacted. The Mortgagor for itself, and all who may claim through or under it, waive, to the extent that they lawfully may do so, any and all homestead rights, any and all rights to reinstatement, and any and all right to have the property comprising the Trust Estate marshaled upon any foreclosure of the lien hereof.

                  122 Application of Proceeds. The proceeds of any sale or foreclosure of the Trust Estate shall be applied to the following in such priority as the Beneficiary shall elect in its sole discretion: (a) to the payment of the costs and expenses of the foreclosure proceedings (including, without limitation, reasonable counsel fees and disbursements actually incurred and advertising costs and expenses), liabilities and advances made or incurred under this Mortgage, and reasonable receivers' and trustees' fees and commissions, together with interest at the Default Rate, (b) to the payment of any other sums advanced by the Beneficiary in accordance with the terms hereof and not repaid to it by the Mortgagor, together with interest at the Default Rate from and after the occurrence of an Event of Default, (c) to the payment of all sums due under the Note in such order as the Beneficiary may elect, (d) to the payment of all sums due under any other Loan Document, in such order as the Beneficiary shall elect, and (e) to the payment to the Mortgagor or other party legally entitled thereto of any surplus.

                  123 WAIVER OF TRIAL BY JURY. THE MORTGAGOR HEREBY WAIVES AND SHALL WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY, OR COUNTERCLAIM ASSERTED BY THE BENEFICIARY WHICH ACTION, PROCEEDING OR COUNTERCLAIM ARISES OUT OF OR IS CONNECTED WITH THIS MORTGAGE, THE NOTE OR ANY OTHER LOAN DOCUMENTS.

                  124 Taxes. (d) In the event of the passage after the date hereof of any law of the United States or of any state in which a Property is located either (i) deducting from the value thereof, or changing in any way the laws for the taxation of mortgages or debts secured thereby for federal, state or local purposes, or the manner of collection of any such taxes, or (ii) imposing a tax, either directly or indirectly, on mortgages or debts secured thereby, the Mortgagor shall assume as an obligation hereunder the payment of any tax so imposed, until full payment of the Note, provided such assumption shall be permitted by law within thirty (30) days after written demand therefor from the Beneficiary.

                           (0) All payments by Mortgagor of principal of, and
interest on, the Loan and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, or stamp taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority with respect to such payments ("Taxes"), in accordance with Section 7.4 of the Credit Agreement.

                           (1) If the Mortgagor fails to pay any Taxes when due
to the appropriate taxing authority or fails to remit to the Beneficiary the required receipts or other required documentary evidence, the Mortgagor shall indemnify the Beneficiary for any incremental Taxes, interest or penalties that may become payable by the Beneficiary as a result of any such failure.

                  125 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party at the address, telex number or facsimile number set forth below or at such other address, telex number or facsimile number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by a nationally recognized overnight carrier, 24 hours after such communication is deposited with such carrier with postage prepaid or (iv) if given by any other means, when delivered at the address specified in this Section. Notices shall be addressed as follows:

                  To Mortgagor:

                           Glimcher Properties Limited Partnership
                           20 South Third Street
                           Columbus, OH 43215
                           Attn: George A. Schmidt
                           Tel:  (614) 621-9000
                           Fax:  (614) 621-8863

                  With a copy to:

                           Squire, Sanders & Dempsey
                           1300 Huntington Center
                           41 South High Street

                           Columbus, OH  43215-6150
                           Attn: Kim A. Rieck
                           Tel:  (614) 365-2804
                           Fax:  (614) 365-2499

                  To Beneficiary:

                           Prudential Securities Credit Corp., LLC
                           One New York Plaza, 18th Floor
                           New York, New York
                           Attn: Mr. Thomas Lynch, Ms. Helaine Kaye &
                                   Mr. Michael Pierro
                           Tel:  (212) 778-1818
                           Fax:  (212) 778-3194

                           Prudential Securities Incorporated,
                           One Seaport Plaza, 30th Floor
                           199 Water Street
                           New York, New York 10292
                           Attention: Mr. Fred Robustelli &
                                        Mr. Robert Troiano
                           Tel:  (212) 214-6813
                           Fax:  (212) 214-7938

                  With a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, NY  10036
                           Attn: Martha Feltenstein, Esq.
                           Tel:  (212) 735-3000
                           Fax:  (212) 735-2000

                  126 No Oral Modification. This Mortgage may not be altered, amended, modified, changed or terminated orally, but only by a written agreement signed by the party against whom enforcement is sought. This Mortgage is delivered pursuant to, and upon and subject to, the terms of the Credit Agreement. If there are any inconsistencies between this Mortgage and the Credit Agreement, the terms of the Credit Agreement shall prevail.

                  127 Partial Invalidity. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included hereunder.

                  128 Successors and Assigns. All covenants of the Mortgagor contained in this Mortgage are imposed solely and exclusively for the benefit of the Beneficiary and its successors and assigns, and no other Person shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be the beneficiary of such covenants, any or all of which may be freely waived in whole or in part by the Beneficiary at any time if in its sole discretion it deems it advisable to do so. All such covenants of the Mortgagor shall run with the land and bind the Mortgagor, the successors and assigns of the Mortgagor (and each of them) and all subsequent owners, encumbrancers and Tenants of the Trust Estate, and shall inure to the benefit of the Beneficiary, its successors and assigns. The word "the Beneficiary" shall be construed to mean the Beneficiary named herein.

                  129 Governing Law. This Mortgage and the obligations arising hereunder shall be governed by and construed in accordance with, the laws of the State where the Properties are located. Whenever possible, each provision of this Mortgage shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remaining provisions of this Mortgage. Nothing contained in this Mortgage or in any Loan Document shall require either the Mortgagor to pay or the Beneficiary to accept any sum in any amount which would, under applicable law, subject the Beneficiary or any Trustee to penalty or adversely affect the enforceability of this Mortgage. In the event that the payment of any sum due hereunder or under any Loan Document would have such result under applicable law, then, ipso facto, the obligation of the Mortgagor to make such payments shall be reduced to the highest sum then permitted under applicable law and appropriate adjustment shall be made by the Mortgagor and the Beneficiary.

                  1d Recording Fees, Taxes, Etc. The Mortgagor hereby agrees to take all such further reasonable actions, and to pay all taxes, recording fees, charges, costs and other reasonable expenses, including, without limitation, reasonable attorneys' and reasonable professional fees and disbursements which are currently or in the future shall be imposed, and which may be required or necessary to establish, preserve, protect or enforce the Lien of this Mortgage.

                  130 No Waiver. No failure by the Beneficiary to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver of any such term or right, power or remedy or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect, or shall affect or alter the rights of the Beneficiary with respect to any other then existing or subsequent breach.

                  131  Further Assurances.

                           (0) The Mortgagor, at its own expense, will execute,
acknowledge and deliver all such reasonable further documents or instruments including, without limitation, security agreements on any personalty included or to be included in the Trust Estate and a separate assignment of each Lease and take all such actions as the Beneficiary from time to time may reasonably request to better assure, transfer and confirm unto the Beneficiary the rights now or hereafter intended to be granted to the Beneficiary under this Mortgage or the other Loan Documents.

                           (1) The Mortgagor covenants to give notice to the
Beneficiary no less than thirty (30) days prior to a change of Mortgagor's principal place of business.

                  132 Additional Security. Without notice to or consent of the Mortgagor and without impairment of the Lien and rights created by this Mortgage, the Beneficiary may accept (but the Mortgagor shall not be obligated to

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furnish) from the Mortgagor additional security for the Note. Neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent the Beneficiary from resorting, first, to such additional security, and, second, to the security created by this Mortgage without affecting the Beneficiary's Lien and rights under this Mortgage.

                  133 Indemnification by the Mortgagor. The Mortgagor will protect, indemnify and save harmless the Beneficiary and every Trustee and all officers, directors, stockholders, partners, employees, successors and assigns of any of the foregoing (collectively, the "Indemnified Parties") from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including all reasonable attorneys' fees and expenses actually incurred) imposed upon or incurred by or asserted against the Indemnified Parties or the Trust Estate or any part of its interest therein, by reason of the occurrence or existence of any of the following (to the extent the insurance Proceeds payable on account of the following shall be inadequate) prior to (i) the payment in full of the Note, (ii) the acceptance by the Beneficiary of a deed-in-lieu of foreclosure with respect to the applicable Property, or (iii) the Beneficiary's taking possession or control of the applicable Property, except to the extent caused by the actual willful misconduct or gross negligence of the Beneficiary or any other Indemnified Party (other than such willful misconduct or gross negligence imputed to the Beneficiary solely because of its interest in the Trust Estate): (a) ownership of the Mortgagor's interest in the Trust Estate, or any interest therein, or receipt of any Rents or other sum therefrom, (b) any accident, injury to or death of any persons or loss of or damage to property occurring on or about the Trust Estate or any appurtenances thereto, (c) any design, construction, operation, repair, maintenance, use, non-use or condition of the Trust Estate or appurtenances thereto, including claims or penalties arising from violation of any Legal Requirement or Insurance Requirement, as well as any claim based on any patent or latent defect, whether or not discoverable by the Beneficiary, any claim the insurance as to which is inadequate, and any Environmental Claim, (d) any failure on the part of the Mortgagor to perform or comply with any of the material terms of any Lease within the applicable notice or grace periods, (e) any performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Estate or any part thereof, (f) any negligence or tortious act or omission on the part of the Mortgagor or any of its agents, contractors, servants, employees, sublessees, licenses or invitees, (g) any contest referred to in Section 7 hereof, or (h) any obligation or undertaking relating to the performance or discharge of any of the terms, covenants and conditions of the landlord contained in the Leases. Any amounts payable to the Indemnified Parties under this Section 34 which are not paid within ten (10) Domestic Business Days after written demand therefor by the Beneficiary; setting forth in reasonable detail the amount of such demand and the basis therefor, shall bear interest from the date of demand at the Default Rate, and shall be part of the Indebtedness and secured by this Mortgage. In case any action, suit or proceeding is brought against the Indemnified Parties by reason of any such occurrence, the Mortgagor shall at the Mortgagor's expense resist and defend such action, suit or proceeding or will cause the same to be resisted and defended by counsel for the insurer of the liability or by counsel designated by the Mortgagor (unless reasonably disapproved by the Beneficiary promptly after the Beneficiary has been notified of such counsel); provided, however, that nothing herein shall compromise the right of the Beneficiary to appoint its own counsel for its defense with respect to any action which in its reasonable opinion presents a conflict or potential conflict between the Beneficiary and the Mortgagor that would make such separate representation advisable. So long as the Mortgagor is resisting and defending such action, suit or proceeding as provided above in a prudent and commercially reasonable manner, the Beneficiary shall not be entitled to settle such action, suit or proceeding and claim the benefit of this Section 34 with respect to such action, suit or proceeding and the Beneficiary agrees that it will not settle any such action, suit or proceeding without the consent of the Mortgagor; provided, however, that if the Mortgagor is not diligently defending such action, suit or proceeding in a prudent and commercially reasonable manner as provided above, the Beneficiary may settle such action, suit or proceeding subject only to the consent of the Mortgagor, which consent shall not be unreasonably withheld or delayed, and claim the benefit of this Section 34 with respect to settlement of such action, suit or proceeding. The Beneficiary will give the Mortgagor prompt notice after it obtains actual knowledge of any potential claim by it for indemnification hereunder; however, the failure of the Beneficiary to give such notice to Mortgagor shall not affect Mortgagor's obligations hereunder.

                  134 Release. (e) If the Mortgagor shall pay or cause to be paid the principal of and interest on the Note in full at maturity or earlier as permitted in accordance with the terms thereof or the terms of the Credit Agreement and all other Indebtedness payable to the Beneficiary hereunder by the Mortgagor or secured hereby or by the other Loan Documents and all of the Obligations shall have been performed, then this Mortgage and all Loan Documents pertaining hereto shall be discharged and satisfied or assigned to the Mortgagor or to any other Person at the Mortgagor's direction and without recourse to the Beneficiary or any Trustee, at the Mortgagor's option, without warranty (except as to prior assignments and as otherwise provided herein with respect to indemnities) at the expense of the Mortgagor upon its written request. Concurrently with such release and satisfaction or assignment of this Mortgage and all the other Loan Documents, the Beneficiary shall return to the Mortgagor or the Mortgagor all insurance policies relating solely to the Trust Estate which may be held by the Beneficiary, and, on the written request and at the expense of the Mortgagor, Beneficiary shall execute and deliver such proper instruments of release (including appropriate UCC-3 termination statements) as may reasonably be requested by the Mortgagor to evidence such release and satisfaction or assignment, and any such instrument, when duly executed by the Beneficiary and duly recorded in the places where this Mortgage and each other Loan Document is recorded, shall conclusively evidence the release and satisfaction or assignment of this Mortgage and the other Loan Documents.

                           (0) Beneficiary shall release, or cause the Trustee
to release, the Lien of the Mortgage from the applicable Property, upon payment by Mortgagor of the amount required under Section 2.9(b) of the Credit Agreement and compliance with all other applicable provisions of the Credit Agreement. Concurrently with such release of this Mortgage and all other Loan

Documents relating solely to the Trust Estate, the Beneficiary shall return to the Mortgagor all insurance policies relating solely to the Trust Estate which may be held by the Beneficiary, and, on the written request and at the expense of the Mortgagor, Beneficiary shall execute and deliver such proper instruments of release (including appropriate UCC-3 termination statements) as may reasonably be requested by the Mortgagor to evidence such release, and any such instrument, when duly executed by the Beneficiary and duly recorded in the places where this Mortgage and each other Loan Document is recorded, shall conclusively evidence the release of this Mortgage and the other Loan Documents relating solely to the Trust Estate.

                  135  Security Agreement.

                           (0) Security Intended. Notwithstanding any provision
of this Mortgage to the contrary, the parties intend that this document constitutes security for the payment and performance of the Obligations and shall be a "mortgage" or "deed of trust" under applicable law as set forth in
Section 46, 49 or 51. If Section 46, 49 or 51 provides that this document is intended to be a deed of trust and, despite that intention, a court of competent jurisdiction determines that this document does not qualify as a "trust deed" or "deed of trust" under applicable law, then ab initio, this instrument shall be deemed a realty mortgage under applicable law and shall be enforceable as a realty mortgage, and, in such event, or in the event that Section 46, 49 or 51 provides that this document is intended to be a mortgage, the Mortgagor shall be deemed a "mortgagor," Beneficiary shall be deemed a "mortgagee," and Trustee shall have no capacity (but shall be disregarded and all references to "Trustee" shall be deemed to refer to the "mortgagee" to the extent not inconsistent with interpreting this instrument as though it were a realty mortgage). As a realty mortgage, the Mortgagor, as mortgagor, shall be deemed to have conveyed the Properties ab initio to Beneficiary as mortgagee, such conveyance as a security to be void upon condition that the Mortgagor pay and perform all its Obligations. The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein or by general law, or, as to that part of the security in which a security interest may be perfected under the UCC, by the specific statutory consequences now or hereafter enacted and specified in the UCC, all at Beneficiary's sole election.

                           (1) Fixture Filing; Personal Property. This Mortgage
constitutes a financing statement and, to the extent required under UCC Section 9-402(f) because portions of the Properties may constitute fixtures, this Mortgage is to be filed in the office where a mortgage for the Land Parcels would be recorded. Beneficiary also shall be entitled to proceed against all or portions of the Trust Estate in accordance with the rights and remedies available under UCC Section 9-501(d). The Mortgagor is, for the purposes of this Mortgage, deemed to be the Debtor, and Beneficiary is deemed to be the Secured Party, as those terms are defined and used in the UCC. The Mortgagor agrees that the Indebtedness and Obligations secured by this Mortgage are further secured by security interests in all of the Mortgagor's right, title and interest in and to fixtures, Equipment, and other property covered by the UCC, if any, including all personal property comprising part of the Trust Estate, which are used upon, in, or about the Trust Estate (or any part) or which are used by the Mortgagor or any other person in connection with the Trust Estate. The Mortgagor grants to Beneficiary a valid and effective security interest in all of the Mortgagor's right, title and interest in and to such personal property (but only to the extent permitted in the case of leased personal property), together with all replacements, additions, and proceeds. Except for Permitted Encumbrances, the Mortgagor agrees that, without the written consent of Beneficiary, no other security interest will be created under the provisions of the UCC and no lease will be entered into with respect to any goods, fixtures, equipment, appliances, or articles of personal property owned or leased by Mortgagor now attached to or used or to be attached to or used in connection with the Trust Estate, except as otherwise permitted hereunder. The Mortgagor agrees that all property of every nature and description covered by the lien and charge of this Mortgage together with all such property and interests covered by this security interest are encumbered as a unit, and upon and during the continuance of an Event of Default by Mortgagor, all of the Trust Estate, at Beneficiary's option, may be foreclosed upon or sold in the same or different proceedings or at the same or different time, subject to the provisions of applicable law. The filing of any financing statement relating to any such property or rights or interests shall not be construed to diminish or alter any of Beneficiary's rights of priorities under this Mortgage.

                           (2) As of the Closing Date, the principal office,
chief executive office and principal place of business of the Mortgagor is 20 South Third Street, Columbus, Ohio, 43215.

                  136 As to Property in Alabama. Notwithstanding anything to the contrary elsewhere in this Mortgage as to any Property, with respect to any of the Trust Estate now or hereafter located in the State of Alabama (collectively, the "Alabama Property") the following provisions shall be applicable:

                  This instrument is not a "deed of trust" under Alabama law. This document constitutes a mortgage on real estate and a security agreement covering personal property under the laws of the State of Alabama, and the Grantor shall be deemed to be the mortgagor, and Beneficiary shall be deemed to be the mortgagee. Trustee shall have no capacity.

                  Section 21(c) of this Mortgage is hereby amended by inserting the following subsection 21(c)(iv) immediately following existing subsection 21(c)(iii):

                           this Mortgage shall be subject to foreclosure and may
be foreclosed as now provided by law in the case of past due mortgages, and (anything in this Section 21 to the contrary notwithstanding) the Beneficiary shall be authorized, at its option, whether or not in possession of the Trust Estate, after giving notice by publication once a week for three (3) consecutive weeks of the time, place and terms of each such sale by publication in a newspaper published in the county or counties wherein the Property or any part thereof is located, to sell the Trust Estate (or such part or parts thereof as the Beneficiary may from time to time elect to sell) in front of such county's courthouse door, at public outcry, all as otherwise provided in this Section 21. The Beneficiary may proceed to sell or dispose of both the real and personal property comprising the Trust Estate in

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
accordance with the rights and remedies granted under this Mortgage with respect to the real property covered hereby.

                  All references in this Mortgage to numbered sections of the "Uniform Commercial Code" or the "UCC" shall be deemed to refer to the corresponding section of Title 7 of the Code of Alabama, 1975. References to UCC "Section 9-402(f)" and UCC "Section 9-501(d)" shall be deemed to be references to UCC Section 9-402(5) and UCC Section 9-501(4), respectively.

                  Section 35(a) hereof is amended by deleting therefrom the first word "If" and inserting in lieu thereof the words "Provided however that this Mortgage is on the condition that if".

                  All references to "Jurisdictional Trustee", "Individual Trustee", "Successor Trustee", "Co-Trustee" and "Separate Trustee" in this Mortgage shall be deemed to be references to Beneficiary. It is the intention of the parties that this Mortgage shall be a mortgage and not a deed of trust with respect to the Alabama Property and that the Beneficiary shall have all of the rights and remedies respectively granted herein to the above-identified trustee.

                  137 As to Properties in Florida. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any property of the Trust Estate as is located in the State of Florida (the "Florida Property").

                           (0) The reference, in Section VI of the Granting
Clauses, to Sections 9-313 and 9-402 of the Uniform Commercial Code shall be deemed to refer to Florida Statutes Section 679.313 and Section 679.402, as amended, respectively. This Mortgage is intended to be a Financing Statement within the purview of Florida Statute Section 679.402 with respect to the personal property described herein. The addresses of the Mortgagor (Debtor) and the Beneficiary (Secured Party) are herein set forth. This Mortgage is to be filed of record with the Clerk of the circuit Court of the County or Counties where the mortgaged property is located. The Nominees are the record owners of the mortgaged property.

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
                           (1) This Mortgage shall constitute a Security
Agreement within the meaning of the Florida Uniform Commercial Code with respect to (i) any and all sums at any time on deposit for the benefit of the Beneficiary or held by the Beneficiary (whether deposited by or on behalf of the Mortgagor or anyone else) pursuant to any of the provisions of the Mortgage and
(ii) with respect to any personal property included in the Granting Clauses of this Mortgage, and all replacements of such personal property, and the proceeds thereof. Upon default, without limitation of any other remedies, the Beneficiary shall have the remedies of a Secured Party under the Florida Uniform Commercial Code. The Debtor/Mortgagor hereby authorizes the Secured Party/Beneficiary to execute, deliver, file or refile as Secured Party without joinder of the Borrower, any Financing Statement, Continuation Statement or other instruments the Beneficiary may reasonably require from time to time to perfect or renew such security interest under the Uniform Commercial Code. (1)

                           (2) This Mortgage shall be deemed to be and shall be
construed as a Mortgage as well as a Security Agreement and Collateral Assignment of leases, Rents and Revenues. Each of the remedies set forth herein, including without limitation the remedies involving a power of sale or power of attorney with respect to the Florida Property and the right of Beneficiary to exercise self-help in connection with the enforcement of the terms of this Mortgage shall be exercisable if and to the extent permitted by the laws of the State of Florida in force at the time of the exercise of such remedies without regard to the enforceability of such remedies at the time of the execution and delivery of this Mortgage.

                           (3) Sections 9(b), 9(d) and 9(e) are deleted in their
entirety as to the Florida Property, and all reference to "Jurisdictional Trustee", "Individual Trustee", "Successor Trustee", "Co-Trustee" and "Separate Trustee" in this Mortgage are deleted in their entirety as to the Florida Property. It is the intention of the parties that this mortgage shall be a mortgage and not a deed of trust with respect to the Florida Property and that the Beneficiary shall have all of the rights and remedies respectively granted herein to the above-identified trustee.

                           (4) In any suit to foreclose the lien of this
Mortgage there shall be allowed and included as additional indebtedness hereby secured in the final judgment decree all expenditures and expenses which may be paid or incurred by or on behalf of the Beneficiary for attorneys' and paralegals' fees, appraisers' fees, outlays for documentary and expert evidence, stenographer charges, publication costs, costs (which may be estimated as to items to be expended after entry of the decree) of procuring all title searches and examinations and policies, and similar date and assurance with respect to title as Beneficiary may deem reasonably necessary either to prosecute such suit or to evidence to bidders at sales which may be had pursuant to such decree the true condition of the title to or the value of the mortgaged property.

                           (5) The definition of Environmental Laws in this
Mortgage shall, with respect to the Florida Property, be deemed to include the Florida Pollutant Spill prevention and Control Act, Chapter 376. Florida Statutes, and the Florida Air and Water Pollution Control Act, Chapter 403, part I of the Florida Statutes, together with any and all other environmental laws in effect from time to time in the State of Florida, as the same may be hereafter amended or modified.

                           (6) The indebtedness secured by this Mortgage matures
on June 30, 2001.

                  138 As to Properties in Illinois. If at any time any Property with respect to the Trust Estate now or hereafter located in the State of Illinois becomes subject to the Illinois Responsible Property Transfer Act, 765 ILCS 720/1 et. seq., and the disclosure requirements thereunder, the Mortgagor shall promptly comply with such requirements.

                  139 As to Properties in Indiana. With respect to such of the Trust Estate as is located in the State of Indiana:

                           (0) Individual Property: The references in Granting
Clause VI hereof to Sections 9-313 and 9-402 of the Uniform Commercial Code shall be deemed to be references to I.C. 26-1-9-313 and I.C. 26-1-9-402.

                           (1) This instrument shall constitute a security
agreement and continuously perfected fixture filing and financing statement. The Mortgagor hereby authorized Beneficiary, after ten (10) days notice to the Mortgagor and the Mortgagor's failure to execute such financing statements, to execute, deliver, file or refile as Secured Party, without joinder of the Mortgagor, as Debtor, any financing statement, continuation statement, or other instruments Beneficiary may reasonably require from time to time to perfect or renew such security interest under the Uniform Commercial Code. The Mortgagor is, for the purposes of this agreement, deemed to be the Debtor, and the Beneficiary is deemed to be the Secured Party, as those terms are used in the Uniform Commercial Code. The addresses of secured party and debtor from which information concerning the security agreement may be obtained are set forth in the initial paragraph of this Mortgage.

                           (2) Each of the remedies set forth herein, including
without limitation the remedies involving a power of sale on the part of Beneficiary and the right of Beneficiary to exercise self-help in connection with the enforcement of the terms of this Mortgage, shall be exercisable if, and to the extent, permitted by the laws of the State of Indiana in force at the time of the exercise of such remedies without regard to the enforceability of such remedies at the time of the execution and delivery of this Mortgage.

                           (3) To the Mortgagor's knowledge, without inquiry and
investigation, no Property located in Indiana is within the definitions of the term "property" as contained in Section 6 (IC 13-7-22.5-6) of the Indiana Responsible Property Transfer law ("IRPTL") (IC 13-7-22.5) and the transaction evidenced by this Mortgage is not subject to the provisions of said act. The Mortgagor shall not allow any Property located within Indiana to become subject to or constitute "property" subject to IRPTL. The Mortgagor represents and warrants that no person is required as a result of the execution and delivery of this Mortgage to furnish disclosure described and provided for in IRPTL. The indebtedness secured by this Mortgage matures on June 30, 2001.

                  140 As to Property in Kansas. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any property of the Trust Estate located in the State of Kansas (the "Kansas Property"):

                           (0) The Mortgagor shall only be obligated to pay
attorneys' and other counsel fees to the extent not prohibited by applicable law.

                           (1) The reference, in Section VI of the Granting
Clauses, to Section 9-313 and 9-402 of the Uniform Commercial Code shall be deemed to be a reference to Kansas Statutes Annotated 84-9-313 and 84-9-402, as amended respectively.

                           (2) This Mortgage, in addition to being a first lien
on real estate, is a security agreement pursuant to the Kansas Uniform Commercial Code between the Mortgagor, as debtor, and Beneficiary, as secured party, upon (a) any and all items of personal property specified above as part of the Kansas Property and which, under applicable law, may be subject to a security interest pursuant to the Kansas Uniform Commercial Code and which are not herein effectively made part of the real property, and (b) any and all items of property specified above as part of the Kansas Property and which, under applicable law, constitute fixtures and may be subject to a security interest under Kansas Statutes Annotated 84-9-313; and the Mortgagor hereby grants Beneficiary a prior security interest in, and a first lien on, said property, and in all additional thereto, substitutions therefor and proceeds thereof, for the purpose of securing all indebtedness and other obligations of the Mortgagor now or hereafter secured by this Mortgage, which shall be a paramount and superior lien on all such property at all times. The Mortgagor agrees to execute and deliver financing and continuation statements covering said property from time to time and in such form as Beneficiary may require to perfect and continue the perfection of Beneficiary's lien or security interests with respect to said property. The Mortgagor shall pay all costs of filing such statements and renewals and releases thereof and shall pay all reasonable costs and expenses of any record searches for financing statements Beneficiary may reasonably require. upon the occurrence of any default of the Mortgagor hereunder, Beneficiary shall have the rights and remedies available at law or in equity, and, at Beneficiary's option, Beneficiary may also invoke the remedies provided in this Mortgage as to such property.

                           (3) This Mortgage constitutes a financing statement
filed as a fixture filing in the Official Records of the Register of Deeds of each county in which any portion of the Kansas Property is located with respect to any and all fixtures included within the terms "Trust Estate" or "Kansas Property" as used herein and with respect to any goods or other personal property that may not now be but with hereafter become such fixtures. For the purposes of this filing, the following information is set forth:

         I.       Name and Addresses of Debtor:

                  A.       Glimcher Properties Limited Partnership
                           20 South Third Street
                           Columbus, OH 43215

         II.      Name and Address of Secured Party:

                           Prudential Securities Credit Corp., LLC
                           One New York Plaza
                           18th Floor
                           New York, NY 10292


         III. This document covers goods which are or are to become fixtures.

         IV.      Name of Record Owner of Real Estate:

                           Glimcher Properties Limited Partnership

                           (4) In addition to all other sums which the Mortgagor
is required to pay hereunder, the Mortgagor shall pay any mortgage registration tax which may be due and payable pursuant to Kansas Statutes Annotated 79-3102 at the time of recording this Mortgage in the offices of such Kansas Registers of Deeds as Beneficiary may designate.

                           (5) Each of the remedies set forth herein, including,
without limitation, the remedies involving a power of sale of any portions of the Kansas Property, and the right to exercise self-help in enforcing certain terms of this Mortgage, shall be exercisable if, and to the extent, not prohibited by the laws of the State of

Kansas in force at the time of the exercise of such remedies without regard to the enforceability of such remedies at the time of the execution and delivery of this Mortgage. Without limiting the generality of the foregoing, in addition to all other remedies provided for herein, those persons granted a mortgage on, a security interest in, or another lien of any type on any portion of the Kansas Property, and their respective successors and assigns, shall have the right to enforce and foreclose the same by any method, whether judicial or otherwise, then not prohibited by Kansas law.

                  141 As to Properties in Kentucky. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any property of the Trust Estate located in the State of Kentucky (the "Kentucky Property"):

                           (a) The Maturity Date of the Note, as stated in the
Credit Agreement, shall be June 30, 2001, unless extended pursuant to the provisions herein.

                           (b) The last recital shall be deleted in its entirety
and replaced as follows:

                                   WHEREAS, the Beneficiary has made a line of
                 credit loan (the "Loan") available to [Borrower/Mortgagor], pursuant to the Credit Agreement, dated of even date herewith, among the [Borrower/Mortgagor] and the Beneficiary (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"). The Loan is evidenced by a promissory note or notes, dated of even date herewith or to be dated subsequent to the date hereof pursuant to the terms of the Credit Agreement (such note or notes together with all amendments, modifications or replacements thereof which may hereafter be executed, collectively, the "Note"), made by the [Mortgagor/Borrower], as maker, in favor of Beneficiary, as payee, in the aggregate principal amount of One Hundred Twenty-Seven Million Five Hundred Thousand

                 Dollars ($127,500,000) (the "Loan Amount");

                           (c) Lender may recover any cost relating to the
enforcement of the Loan Documents, including attorneys' fees and court costs.

                           (d) The reference, in Section VI of the Granting
Clauses, to Section 9-313 and 9-402 of the Uniform Commercial Code shall be deemed to be a reference to KRS 355-9.501, 355-9.402 and 355-9.313, as amended respectively.

                  142  As to Property in Missouri.

                  Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any portion of the Trust Estate located in the State of Missouri (the "Missouri Property"):

                  (1) Deed of Trust. This instrument shall constitute and be a deed of trust (notwithstanding any references to this instrument as the "Mortgage.") In confirmation thereof and of the grant of the Missouri Property set forth above, and to secure all the Obligations, the Grantor does hereby further grant, bargain and sell, convey and confirm unto the Trustee the Missouri Property, together with a power of sale, To Have and To Hold the same unto the Trustee and the successors of Trustee in this trust forever, In Trust, for the benefit of Beneficiary and the successors and assigns of Beneficiary, all upon and in accordance with the terms of this Mortgage. Notwithstanding anything contained in this Mortgage, the Trustee (including any successors of the Trustee) shall have the power of sale under this Mortgage in lieu of Beneficiary, and all references in the Mortgage to the Beneficiary having a power of sale shall refer instead to the power of sale in Trustee. The Trustee named on Schedule 5 of this Mortgage is an individual citizen of the State of Missouri and is qualified to act as a deed of trust Trustee pursuant to Section 443.350, Revised Statutes of Missouri. The Trustee shall constitute the Jurisdictional Trustee and shall have all of the rights, powers and duties thereof as set forth above in this Mortgage, except as otherwise provided in this section. The parties further confirm the provisions of this Mortgage granting a security interest by Grantor, as debtor, in favor of Beneficiary, as secured party, and confirm that the address set forth on page 1 of this Mortgage for Beneficiary contains an address of the Beneficiary from which information concerning the security interest may be obtained. The construction of this instrument as a deed of trust and the grant to the Trustee as set forth above shall not limit the rights and authorities separately granted to Beneficiary under this Mortgage except as expressly provided in this Exhibit D and shall not limit the assignment of rents and leases to Beneficiary contained in Granting Clause F or as separately provided in the Assignment of Leases and Rents.

                  (2) Additional Provisions Regarding Power of Sale. With respect to the non-judicial sale remedy referenced in Section 21(c), the Beneficiary shall have the right to request the Trustee to foreclose upon and sell all or any part of the Missouri Property pursuant to a non-judicial sale (i.e., a trustee's sale), and the Trustee shall thereafter proceed to sell the Missouri Property, as an entirety or in parcels or any part thereof, at public vendue, to the highest bidder for Cash at the door of the Courthouse then customarily employed for that purpose in the county or city in which the Missouri Property is located, first giving notice of the time, terms and place of sale and a description of the Missouri Property to be sold by advertisement published as is provided by the laws of the State of Missouri then in effect and giving such other notice as is then required by the laws of the State of Missouri and any other applicable law. To the extent permitted by applicable law, the Trustee may postpone the sale of all or any portion of the Missouri Property by public announcement at such time and place of sale (or by any other means permitted by law) and from time to time thereafter may postpone such sale by public announcement at the time and place fixed by the preceding public announcement (or by any other means permitted by law). The Beneficiary shall have the right to bid at and acquire all or any part of the Missouri Property as provided in Section 21(f)(iv) above. Upon any trustee's sale, the Trustee shall execute and deliver a deed or other instruments of conveyance of the Missouri Property sold to the purchasers thereof, and any statement or recital of

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
fact in such deed or instrument shall be prima facie evidence of the truth of such statement or recital, and the Trustee shall receive the proceeds of such sale, out of which the Trustee shall pay the costs and expenses in connection with such sale, including, without limitation, advertising, title and abstract costs and other expenses actually incurred, reasonable Trustee's fees and reasonable compensation to any attorneys employed by the Trustee or the Beneficiary for their services and expenses, and the balance shall be paid to the Beneficiary for application in accordance with Section 21 above, to the maximum extent permitted by applicable law. The Trustee may sell and convey the Missouri Property under the power aforesaid, although the Trustee has been, may now or may hereafter be the attorney, agent or employee of the Beneficiary in respect to any of the Obligations or in respect to any matter or business whatsoever. To the extent consistent herewith and permitted by applicable law, the provisions set forth in Section 21 relating to a non-judicial sale shall be supplemental hereto, but Beneficiary shall have no power of sale and shall not conduct or have the authority to conduct any such sale.

                  (3) Creation of Tenancy Relationship. The Trustee hereby lets the Missouri Property to the Grantor until this Mortgage be released and satisfied or, if earlier, until an Event of Default shall occur and be continuing, upon the following terms, to-wit: Grantor, and its successors and assigns in interest, shall pay rent therefor during said term at One Cent (1 cent) per month payable upon demand, and shall surrender immediate peaceable possession of the Missouri Property in any and every part thereof, to Trustee immediately upon such Event of Default and upon request therefor, and Trustee or Beneficiary may thereupon rent and operate the same for the account of Beneficiary, until foreclosure is had and during any proceeding to redeem and then deliver possession to the purchaser at any foreclosure sale. If Grantor does not forthwith surrender possession of the Missouri Property to Trustee or Beneficiary upon request or to the purchaser or purchasers at any such foreclosure sale, Grantor shall be deemed a tenant holding over and may be summarily dispossessed according to provisions of the law of the State of Missouri applicable to tenants holding over.

                  (4) Successor Trustee. This subsection provides a method additional to that set forth in Section 9 for removal of Trustee and appointment of a successor trustee. The Trustee, or any successor trustee, may be removed at any time, with or without cause, at the option of Beneficiary, by written declaration of such removal signed by the Beneficiary, without any notice to, demand upon or consent of the Trustee, or any successor trustee, the Grantor or any other Person. If at any time the Trustee or any successor trustee shall be so removed, or should become absent from Missouri, die or refuse, fail or be unable to act as Trustee or successor trustee, the Beneficiary may appoint any Person (provided such Person shall be qualified to act as a deed of trust trustee in Missouri) as successor trustee hereunder, without any formality other than a written declaration of such appointment executed by the Beneficiary; and immediately upon such appointment, the successor trustee so appointed shall automatically become vested with all the estate and title in the Missouri Property, and with all of the rights, powers, privileges, authority, options and discretions, and charged with all of the duties, vested in or imposed upon the Trustee by this Mortgage, and any conveyance executed by such successor trustee, including the recitals therein contained, shall have the same effect and validity as if executed by the original Trustee. The declaration of removal and declaration of appointment must be recorded in the same recording office as this Mortgage is recorded. Upon an appointment of a successor trustee to the Trustee or a successor trustee, all references in this Mortgage to Trustee shall refer to the successor trustee so appointed.

                  (5) Future Advances. This Mortgage secures future advances and future obligations within the meaning of Section 443.055 of the Revised Statutes of Missouri, as amended through the date hereof, and this Mortgage shall be governed by said Section 443.055. The "Face Amount" (as defined in Section 443.055) is $127,500,000. The total amount of indebtedness that may be secured by this Mortgage may decrease or increase from time to time, but the total principal amount of the obligations secured at any given time by this Mortgage shall not exceed the Face Amount as stated above, except as to advances made pursuant to subsection 3 of Section 443.055 (dealing with future advances and/or future obligations made or incurred for the reasonable protection of the Beneficiary's lien and security interest under this Mortgage). Future advances or future obligations described in said subsection 3 of Section 443.055 are secured by this Mortgage, even if such advances or obligations cause the total indebtedness to exceed the Face Amount. Pursuant to Section 443.055, the priority of any lien hereunder securing future advances and future obligations shall date from the time this Mortgage is recorded in the applicable real property records. Grantor, for itself and its successors and assigns as owner of the Missouri Property, to the maximum extent permissible under Missouri law, hereby waives any rights it may otherwise have under Section 443.055 to, and hereby agrees not to, terminate or give notice to terminate the operation of this Mortgage as security for future advances or future obligations made or incurred after the date of such termination or notice. Any such termination or notice of termination shall, at the election of Beneficiary, constitute a default and subject to the notice and cure provisions of this Mortgage, constitute an Event of Default.

                  (6) Closing Date. The term "Closing Date" as used in this Mortgage shall mean the date of this Mortgage as set forth on page 1 hereof.

                  143 As to Property in Nevada. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any property of the Trust Estate located in the State of Nevada (the "Nevada Property"):

                           (0) This Mortgage shall be deemed to be and shall be
construed as a Deed of Trust, enforceable in accordance with Chapter 107 of the Nevada Revised Statutes and other applicable laws of the State of Nevada, as well as the Security Agreement, Financing Statement and Assignment of Leases and Rents, and reference throughout this instrument to "this Mortgage" shall mean, as appropriate, this Deed of Trust, Security Agreement, Financing Statement and Assignment of Leases and Rents and references herein to this "Deed of Trust" shall mean this Mortgage in its capacity as a deed of trust under the laws of the State of Nevada. Nothing herein set forth shall limit the right of the Jurisdictional Trustee to foreclose this Mortgage as a mortgage under Nevada law, at the option of Beneficiary. To the extent that the provisions of Section 21(c) of this Mortgage are contrary to the provisions of Chapters 107 and 21 of the Nevada Revised Statutes ("NRS") applicable to foreclosures of deeds of trust, then such provisions of NRS Chapters 107 and 21 shall govern and supersede the contrary provisions of Section 21(c).

                           (1) The Jurisdictional Trustee for the Nevada
Property shall be [__________________________], a ____________________, subject to substitution by the Beneficiary as provided in NRS 107.030(9).

                           (2) The Nevada Property shall be deemed to be and
hereby is, conveyed and transferred in trust, with power of sale, only to the Jurisdictional Trustee, reference to whom throughout this Mortgage shall mean the Jurisdictional Trustee for Nevada with regard to the Nevada Property; and the reference to "Beneficiary" in the Granting Clause of this Mortgage shall, with regard to the Nevada Property, be deemed a reference to the Jurisdictional Trustee only, in trust, with power of sale, for the benefit of the Beneficiary.

                           (3) Other references to the "Beneficiary" in this
Deed of Trust shall be interpreted to be references to Beneficiary, the Trustees or both as the context may require in light of the intent of the parties that this Mortgage be construed as a Nevada Deed of Trust. The following covenants, Nos. 5, 6, 7 (counsel fees - a reasonable percentage), 8 and 9 of Nevada Revised Statutes 107.030, are hereby adopted and made a part of this Mortgage.

                           (4) In addition to its other functions, this Mortgage
shall constitute a security agreement and financing statement. For such purposes, the Mortgagor is deemed to be the debtor and Beneficiary is deemed to be the secured party, as those terms are used in the Nevada Uniform Commercial Code; and their respective addresses are set forth on the first page of this Mortgage.

All references in this Mortgage to UCC Section 9-402(f) and to UCC Section 9-501(d) shall be deemed to refer to UCC Section 9-402(5) and to UCC Section 9-501(4), respectively.

                           (5) The creation and enforcement of security
interests granted by this Mortgage in collateral located in Nevada which is classified as a "deposit account" (as defined in NRS 104.9105(1)(e)), shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts.

                  144 As to Properties in New York. This instrument shall be deemed a mortgage and not a deed of trust. Beneficiary shall be entitled to all rights and remedies that a mortgagee would have under the law or in equity in addition to all rights and remedies it may have hereunder.

                           (0) Lien Law. 1. This Mortgage is made subject to
Section 13 of the New York Lien Law and, in compliance with Section 13 of the New York Lien Law, the Mortgagor will receive the loan secured by this Mortgage and the right to receive such advances as a trust fund to be applied first for the purpose of paying any unpaid costs of the Improvements; and the Mortgagor has applied and will apply the same first to the payment of any unpaid costs of the Improvements before using any part of the total of the same for any other purpose.

                           2. The Mortgagor will indemnify and hold Beneficiary
harmless against any loss, liability, cost or expense, including any judgments, attorneys' fees, costs of appeal bonds or printing costs, arising out of or relating to any proceedings instituted by any claimant alleging a violation by the Mortgagor of Article 3-A of the New York Lien Law.

                           (1) Real Property Law. 1. Sections 5 and 6 hereof
shall be construed according to subdivision 4 of Section 254 of the New York Real Property Law as amended by Chapter 886 of the Laws of 1945 but not as amended by Chapter 830 of the Laws of 1965 or as otherwise thereafter amended.

                           2. For purposes of Section 291-f of the New York Real
Property Law, Tenant and every tenant or subtenant who after the recording of this Mortgage, enters into a Lease upon the premises of any of the Property or who acquires by instrument of assignment or by operation of law a leasehold estate upon the premises located in the State of New York in existence on the date of recording of this Mortgage is hereby notified that the Mortgagor shall not, without obtaining Beneficiary's prior consent in each instance, cancel, abridge or otherwise modify any Leases upon the premises located in the State of New York or accept prepayments for more than thirty (30) days of installments of rent to become due with respect to any Lease thereof having an unexpired term on the date of this Mortgage of five years or more, except as expressly permitted under this Mortgage or the Assignment of Leases, and that any such cancellation, abridgement, modification or prepayment made by any such tenant or subtenant without either being expressly permitted under this Mortgage or receiving Beneficiary's prior consent shall be voidable by Beneficiary at its option.

                           (2) RPAPL. If an Event of Default shall occur and be
continuing, Beneficiary may elect to sell (and, in the case of any default of any purchaser, resell) any Property or any part of any Property by exercise of the power of foreclosure or of sale granted to Beneficiary by Articles 13 or 14 of the New York Real Property Actions and Proceedings Law (the "RPAPL"). In such case, Beneficiary may commence a civil action to foreclose this Mortgage pursuant to Article 13 of the RPAPL, or it may proceed and sell the Property pursuant to Article 14 of the RPAPL to satisfy all amounts secured hereby.

                           (3) Maximum Principal Indebtedness. The amount of
principal indebtedness this Mortgage secures against the Property located in the State of New York and, for purposes of Sections 253, 256 and 260 of the Tax Law of the State of New York (relating to the taxation of mortgages), the maximum amount of the principal indebtedness secured by this Mortgage, or which by any contingency may be secured by this Mortgage, and for which this Mortgage may be foreclosed or otherwise enforced against, the Property located in the State of New York, is the $8,680,000 principal amount of this Mortgage.

                           (4) No Residential Units. This Mortgage does not
encumber real property principally improved or to be improved by one or more structures containing in the aggregate six or fewer residential dwelling units having their own separate cooking facilities.

                           (5) Beneficiary as Grantee. Confirming the effect of
the language in the preamble of this Mortgage, the New York Property shall be, and hereby is, conveyed and transferred only to the Beneficiary. References to the "Trustee", "Jurisdictional Trustee" (in the case of the New York Property) and "Individual Trustee" (collectively, the "Trustee Interests") throughout this Mortgage shall be interpreted to be references to Beneficiary to the extent the context may permit or require in light of the intent of the parties that Beneficiary's rights and obligations under this Mortgage include those rights, obligations, remedies, representations, warranties and other covenants made to or running in favor of any Trustee Interest, all of which are hereby expressly intended to run in favor of Beneficiary in the case of the New York Property.

                           (6) No Trust Intended. Notwithstanding any grant
herein "IN TRUST" and the use of the term "Trust Estate", it is not intended that the Beneficiary be a trustee or have any trustee or other fiduciary responsibilities, risks, obligations or liabilities, but rather that it accept the grant and the covenants to or for its benefit within and under this Mortgage as a "mortgagee" under applicable law. Accordingly, without limiting the generality of the foregoing, the term "Trust Estate" where used herein shall mean the "Properties" together with the "Leases", "Rents", and "Intangibles" as defined in this Mortgage in the case of the New York Property and Beneficiary shall have no trustee or other fiduciary responsibilities, risks, obligations or liabilities with respect to the New York Property or otherwise under this Indenture.

                  145  As to Properties in North Carolina.

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
                  Notwithstanding anything to the contrary set forth elsewhere in this Mortgage, as to any property of the Trust Estate located in the State of North Carolina (the "North Carolina Property"):

                  (1) Additional Provisions Regarding Power of Sale. (1) In exercising the power of sale herein conferred, after having been instructed by the Beneficiary to do so, the Trustee shall comply with all applicable laws in effect with respect to the exercise of powers of sale contained in deeds of trust as of the date of the commencement of the proceeding. The Grantor agrees that in the event of a sale under the power of sale hereunder, the Beneficiary shall have the right to bid thereat. The Trustee may require that the successful bidder at any sale deposit immediately with the Trustee cash or certified check in an amount not to exceed ten percent (10%) of the bid, provided notice of such requirement is contained in the advertisement of sale. The bid may be rejected if the deposit is not immediately made, and thereupon the next highest bidder may be declared to be the purchaser. Such deposit shall be refunded in case a resale is had; otherwise, it shall be applied to the purchase price. If personal property is sold hereunder, it need not be at the place of sale; the published notice, however, shall state the time and place where such personal property may be inspected prior to sale.

                  (2) Notwithstanding the provisions of Section 21 of this Mortgage, the proceeds of any sale of the North Carolina Property pursuant to the power of sale contained herein shall be applied first to the costs and expenses of foreclosure, including, but not limited to a Trustee's commission and to all costs, expenses and reasonable attorney's fees incurred by the Beneficiary in connection with such sale, with the remaining proceeds to be applied as provided in Section 21 of this Deed of Trust.

                  (3) N.C. Gen. Stat. Section 45-45.1. The provisions of N.C. Gen. Stat. Section 45-45.1 and any similar statute enacted in replacement or substitution thereof shall be inapplicable to this Deed of Trust.

                  (4) The references to in Section 36(b) of the Mortgage to UCC
Section 9-402(f) and UCC Section 9-501(d) are

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
hereby deemed to be references to North Carolina General Statutes Section 25-9-402(6) and North Carolina General Statutes Section 25-9-501(4), respectively.

                  (E) Future Advances. This Mortgage is given in whole or in part to secure all present and future obligations of Mortgagor to Beneficiary. The period in which future obligations may be incurred and secured by this Mortgage is the period between the date hereof and that date which is the earlier of (i) the stated maturity date of the Note or (ii) fifteen (15) years from the date hereof. The amount of present obligations secured by this Mortgage is One Hundred and Twenty-Seven Million and Five Hundred Thousand Dollars ($127,500,000), and the maximum principal amount, including present and future obligations, which may be secured by this Mortgage at any one time is One Hundred Twenty-Seven Million, Five Hundred Thousand and NO/100 Dollars ($127,500,000.00). Any additional amounts advanced by Beneficiary pursuant to the provisions of this Mortgage shall be deemed necessary expenditures for the protection of the security. As contemplated by the Credit Agreement, Mortgagor will sign additional Notes to be secured by this Mortgage. Otherwise, Mortgagor need not sign any instrument or notation evidencing or stipulating that future advances are secured by this Mortgage.

                  2e As to Properties in Ohio. Notwithstanding anything to the contrary set forth elsewhere in this Mortgage, as to any property of the Trust Estate located in the State of Ohio (the "Ohio Property"):

                  (5) Beneficiary as Grantee. Confirming the effect of the language in the preamble of this Mortgage, the Ohio Property shall be, and hereby is, conveyed and transferred only to the Beneficiary. References to the "Trustee", "Jurisdictional Trustee" (in the case of the Ohio Property) and "Individual Trustee" (collectively, the "Trustee Interests") throughout this Mortgage shall be interpreted to be references to Beneficiary to the extent the context may permit or require in light of the intent of the parties that Beneficiary's rights and obligations under this Mortgage include those rights, obligations, remedies, representations, warranties and other covenants made to or running in favor of any Trustee Interest, all of which are hereby expressly intended to run in favor of Beneficiary in the case of the Ohio Property.

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
                  (6) No Trust Intended. Notwithstanding any grant herein "IN TRUST" and the use of the term "Trust Estate", it is not intended that the Beneficiary be a trustee or have any trustee or other fiduciary responsibilities, risks, obligations or liabilities, but rather that it accept the grant and the covenants to or for its benefit within and under this Mortgage as a "mortgagee" under applicable law. Accordingly, without limiting the generality of the foregoing, the term "Trust Estate" where used herein shall mean the "Properties" together with the "Leases", "Rents", and "Intangibles" as defined in this Mortgage in the case of the Ohio Property and Beneficiary shall have no trustee or other fiduciary responsibilities, risks, obligations or liabilities with respect to the Ohio Property or otherwise under this Indenture.

                  (7) Security Agreement and Fixture Filing. This instrument shall constitute a security agreement and continuously perfected fixture filing and financing statement. The Grantor hereby authorizes the Beneficiary to execute, deliver, file or refile, as Secured Party, without joinder of the Debtor, any financing statement, continuation statement, or other instruments the Beneficiary may reasonably require from time to time to perfect, continue and renew such security interest under the Uniform Commercial Code. The Grantor is, for the purposes of this agreement, deemed to be the Debtor, and the Beneficiary is deemed to be the Secured Party, as those terms are used in the Uniform Commercial Code. The addresses of Secured Party and Debtor from which information concerning the Mortgage may be obtained are set forth on the first page of this Mortgage. The record owner of the real estate included in the Properties is the Grantor/Debtor.

                  (8) Maximum Indebtedness. The parties hereto intend that this Mortgage shall secure all future advanced of funds under the Credit Agreement and that the maximum amount of loan indebtedness, exclusive of interest thereon, which may be outstanding at any time and secured hereby shall be the Loan Amount.

                  146 As to Properties in Pennsylvania. Notwithstanding anything to the contrary elsewhere in

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
this Mortgage, as to any property of the Trust Estate located in the Commonwealth of Pennsylvania:

                           (0) This instrument is intended to be a realty
mortgage and shall be enforceable as such. The Mortgagor shall be deemed a "mortgagor," Beneficiary shall be deemed a "mortgagee" and Trustee shall have no capacity (but shall be disregarded and all references to "Trustee" shall be deemed to refer to the "mortgagee" to the extent not inconsistent with interpreting this instrument as a realty mortgage). As a realty mortgage, the Mortgagor, as mortgagor, shall convey all Pennsylvania Property ab initio to Beneficiary, as mortgagee.

                           (1) Each of the remedies set forth herein, including
without limitation the remedies involving a power of sale of the Pennsylvania Property in connection with the enforcement of the terms of this Mortgage, shall be exercisable if, and to the extent, permitted by the laws of the Commonwealth of Pennsylvania in force at the time of the exercise of such remedies without regard to the enforceability of such remedies at the time of the execution and delivery of this Mortgage.

                           (2) Upon the occurrence and during the continuation
of an Event of Default, Beneficiary may institute any one or more actions of mortgage foreclosure against all or any part of the Pennsylvania Property, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the security herein or elsewhere provided for, as law may allow, and may proceed therein to final judgment and execution for the entire amount of the outstanding Indebtedness. Beneficiary shall have the option to proceed with foreclosure of the lien and security interests evidenced by this Mortgage in satisfaction of the Loan through the courts, all without declaring the Indebtedness due, and provided that if a sale of the Pennsylvania Property is because of default in the payment of part of the Indebtedness, such sale may be made subject to the unmatured part of the Indebtedness; and such sale, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part of the Indebtedness, this

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
Mortgage shall remain in full force and effect just as though no sale had been made.

                           (3) For the purpose of procuring possession of the
Pennsylvania Property, upon the occurrence and continuance of an Event of Default, the Mortgagor hereby authorizes and empowers any attorney of any court of record in the Commonwealth of Pennsylvania, designated by Beneficiary, as attorney for the Mortgagor and all persons claiming under or through the Mortgagor, to sign an agreement for entering in any Court of competent jurisdiction a precipe for writ of summons or a complaint providing for confession of judgment in ejectment for possession of said Property and to appear for and confess judgment against the Mortgagor, and against all persons claiming under or through the Mortgagor, for the recovery by Beneficiary of possession of said property, without any stay of execution, for which this Mortgage, or a copy hereof verified by affidavit, shall be a sufficient warrant; and thereupon a writ of possession may be issued forthwith, without any prior writ or proceeding whatsoever. If for any reason after such action has been commenced the same shall be discontinued or possession of said Property shall remain in or be restored to the Mortgagor, Beneficiary shall have the right for the same Event of Default or any subsequent Event of Default to bring one or more further actions as above provided to recover possession of said Property. Beneficiary may bring such action in ejectment before or after the institution of foreclosure proceedings upon the Mortgage, or after judgment thereon or after sale of said Property by the Sheriff.

                           (4) The Mortgagor hereby irrevocably authorizes and
empowers any attorney or attorneys or the Prothonotary or Clerk of any Court in the Commonwealth of Pennsylvania, or elsewhere, at any time following an Event of Default hereunder to appear for and confess judgment against the Mortgagor for the amount for which the Mortgagor may be or become liable to Beneficiary, not to exceed $ , under this Mortgage or the Credit Agreement, and payment of which is secured by the Pennsylvania Property, as evidenced by an affidavit signed by an officer of Beneficiary, setting forth the amount then due, plus attorneys' fees and costs of suit, with release of errors and without right of appeal and for so doing this Mortgage or a copy hereof verified by affidavit shall be sufficient warrant, it being agreed that the foregoing authorization is a power coupled with an interest. The Mortgagor waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment shall be deemed to exhaust the power, whether or not any such exercise shall be held to be invalid, voidable or void, but the power shall continue undiminished and may be exercised from time to time as often as the agent or such bank shall elect until all obligations of the Mortgagor to Beneficiary have been paid in full.

                           (5) The Mortgagor acknowledges that it has had the
assistance of counsel in the review and execution of this Mortgage and further acknowledges that the meaning and effect of the foregoing confession of judgment have been fully explained to Grantor by such counsel.

                           (6) If, as provided in Section 35(a) hereof, the
Mortgagor shall pay or cause to be paid, the principal of and interest of the Loan Amount in full at maturity or as permitted in accordance with the terms thereof and all other Indebtedness payable to Beneficiary hereunder by the Mortgagor or secured hereby or by the other Loan Documents and all of the payment Obligations shall have been performed, then in addition to the provisions of Section 35(a), the estate hereby granted, transferred and assigned shall cease, terminate and become void.

                           (7) The references to the UCC in the Granting Clauses
of this Mortgage shall be deemed to be references to the Pennsylvania Uniform Commercial Code in 13 Pa. C.S.A. Section 1101 et seq.

                           (8) This instrument shall constitute a security
agreement and continuously perfected fixture filing and financing statement. The Mortgagor hereby authorizes Beneficiary, after ten (10) days' notice to the Mortgagor and the Mortgagor's failure to execute such financing statements, to execute, deliver, file or refile as Secured Party, without joinder of the Mortgagor, as Debtor, any financing statement,

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
continuation statement, or other instruments Beneficiary may reasonably require from time to time to perfect or renew such security interest under the UCC. The Mortgagor is, for the purposes of this agreement, deemed to be the Debtor, and Beneficiary is deemed to be the Secured Party, as those terms are used in the UCC. The addresses of secured party and debtor from which information concerning the security agreement may be obtained are set forth in the initial paragraph of this Mortgage.

                           (9) Subject to any Nondisturbance Agreements then in
effect, if Beneficiary exercises its right of entry under Section 21(b) hereof and the tenant fails to surrender possession of the Pennsylvania Property, Beneficiary shall be entitled to institute and maintain an action of ejectment with respect to the Pennsylvania Property in the county or counties in which such property, or any part thereof, is situated.

                           (10) This Mortgage is intended to be an "Open-End
Mortgage" that secures future advances pursuant to the provisions of 42 Pa.C.S.A. Section 8143. It is the intent of the parties that the lien of such future advances relates back to the date of this Mortgage subject to compliance with the provisions of such section.

                  147 As to Properties in Tennessee. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any property of the Trust Estate located in the State of Tennessee (the "Tennessee Property"):

                           (0) This Mortgage shall be deemed to be and shall be
construed as a deed of trust, enforceable in accordance with the applicable laws of the State of Tennessee, as well as an Indenture of Mortgage, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases and Rents and reference throughout this instrument to "this Mortgage" shall mean, as appropriate, this "Deed of Trust, Indenture of Mortgage, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases and Rents" and this "Deed of Trust" in its capacity as a Tennessee deed of trust. Nothing herein set forth shall limit the right of the Trustee to foreclose this Deed of Trust as a deed of trust under Tennessee law, at the option of Beneficiary.

                           (1) The Tennessee Property shall be deemed to be, and
hereby is, conveyed and transferred in trust only to the Jurisdictional Trustee.

                           (2) The Jurisdictional Trustee for the Tennessee
Property shall be Joseph Pitt, Jr., Esq., having an address at Chicago Title Insurance Company, 414 Union Street, Nashville, Tennessee 37219.

                           (3) Other references to the "Beneficiary" in this
Deed of Trust shall be interpreted to be references to Beneficiary, the Jurisdictional Trustee, or both, as the context may require in light of the intent of the parties that this Deed of Trust, at Beneficiary's option, be construed as a Tennessee deed of trust. However, nothing herein is intended to limit the rights or powers of Beneficiary as set forth in this Deed of Trust, except only to the extent necessary to accomplish the purpose stated above.

                           (4) The Jurisdictional Trustee may be removed and a
successor trustee appointed by Beneficiary in accordance with Tennessee law.

                           (5) Upon the occurrence of an Event of Default, the
Jurisdictional Trustee, at the request of Beneficiary, shall sell the Tennessee Property or any part thereof at one or more public sales before the main door of the courthouse in the county in which the Land is located, to the highest bidder for cash, and in bar of the equity of redemption, the statutory right of redemption at any time codified in T.C.A. Section 66-8-101 et seq., or elsewhere, homestead, dower, and all other statutory rights of redemption and any and all other rights and exemptions of every kind, all of which are hereby waived, in order to pay the Indebtedness, and all expenses of sale and of all proceedings in connection therewith, including reasonable attorneys' fees, after advertising the time, place, and terms of sale at least three (3) different times in some newspaper published in the county in which the Land is located, the first of which publications shall be at least twenty (20) days previous to said sale. At any such public sale, the Jurisdictional Trustee may execute and deliver to the purchaser a conveyance of the Tennessee Property or any part thereof in fee simple. In the event of any sale under this Deed of Trust by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Tennessee Property may be sold in its entirety or in separate parcels and in such manner or order as Beneficiary in its sole discretion may elect, and if Beneficiary so elects, Trustee may sell the personal property covered by this Deed of Trust at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State of Tennessee, and one or more exercises of the powers herein granted shall not extinguish or exhaust such powers, until the entire Tennessee Property is sold or the Indebtedness is paid in full. If the Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease, or other security instruments, Beneficiary at its option may exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Beneficiary may determine.

                  Said sale may be adjourned by the Jurisdictional Trustee, or his/her agent or successors, and reset at a later date without additional publication, provided that an announcement to that effect be made at the scheduled place of sale at the time and on the date the sale is originally set.

                           (6) Waiver of Statutory Right of Redemption. In case
of a sale by the Jurisdictional Trustee enforcing the provisions hereof, the Mortgagor waives and surrenders all right and equity of redemption, statutory right of redemption, or repurchase of said land and premises and all other related exemptions. THIS WAIVER IS GIVEN AS AN EXPRESS WAIVER OF THE RIGHTS AFFORDED BY TCA Section 66-8-101(3), AS AMENDED, AND ANY OTHER STATUTORY RIGHTS OF REDEMPTION AND IS INTENDED TO WAIVE ALL RIGHTS OF THE MORTGAGOR EXPRESSED THEREIN.

                           (7) In addition to its other functions, this Deed of
Trust shall constitute a security
agreement and financing statement. For such purpose, the Mortgagor is deemed to be the debtor and Beneficiary is deemed to be the secured party, as those terms are used in the Tennessee Uniform Commercial Code; and their respective addresses are set forth herein.

                  148 As to Properties in Texas. Anything to the contrary notwithstanding, it is the intent of the Mortgagor and the Beneficiary that the exercise of any non-judicial foreclosure remedy against any of the Property situated in the State of Texas (the "Texas Property") shall be governed by the following provision:

                           The Individual Trustee, at the request of the Beneficiary, at any time during the continuance of any Event of Default, may sell any of the Texas Property, at public auction, to the highest bidder, or bidders, for cash, at the door of the County Courthouse of the County in Texas in which such Property is situated (however, if such Property is situated in more than one County, the sale of such Property may take place at any one County Courthouse where any of such Property is situated, as the Beneficiary may elect), as herein described, between the hours of 10:00 a.m. and 4:00 p.m. on the first Tuesday of the month, after giving notice of the time, place and terms of such sale and the Property to be sold, as follows:

                           Notice of such proposed sale shall be given by posting written notice thereof at least twenty-one (21) days preceding the date of the sale at the Courthouse door at the County in which the sale is to be made and by filing at least twenty-one (21) days preceding the date of such sale written or printed notice thereof with the office of the County Clerk of such County. In the event the Property to be sold is situated in more than one County, one notice shall be posted at the Courthouse door of each County in which the Property to be sold is situated and one notice shall be filed with the office of

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         the County Clerk of each such County. In addition, the Beneficiary shall, at least twenty-one (21) days preceding the date of such sale, serve written notice on the proposed sale by certified mail on each debtor obligated to pay the debt secured hereby according to the records of the Beneficiary. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to such debtor at the most recent address as shown by the records of the Beneficiary, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. The sale of any such Property situated in the State of Texas by the Individual Trustee shall take place in the area at the Courthouse in the County designated for such purpose by the Commissioner's Court of said County, and, in the event that no area has been designated by such Commissioner's Court, then the notice of sale described above shall designate an area at the County Courthouse where the sale shall take place and, in such event, the sale shall be conducted by the Jurisdictional Trustee at the area designated in the notice of sale. The notice of sale shall contain a statement of the earliest time at which such sale will occur, and the sale shall begin at the time stated in the notice of sale or not later than three (3) hours after such time.

                           Any notice that is required or permitted to be given to the Mortgagor may be addressed to Mortgagor at the Mortgagor's address as stated herein. Any notice that is to be given by certified mail to any other debtor may, if no address for such other debtor is shown by the records of the Beneficiary, be addressed to such other debtor at the address of the Mortgagor as is shown by the records of the Beneficiary.

         Notwithstanding the foregoing provisions of this section, notice of such sale given in accordance with the requirements of the applicable law of the State of Texas in effect at the time of such sale shall constitute sufficient notice of such sale. The Mortgagor hereby authorizes and empowers the Beneficiary and the Individual Trustee to sell any of the Texas Property, together or in lots or parcels, as the Beneficiary or the Jurisdictional Trustee may deem expedient, and to execute and deliver to the purchaser or purchasers of such Property, good and sufficient deed(s) of conveyance of fee simple title with covenants of general warranty made on behalf of the Mortgagor. In no event shall the Individual Trustee be required to exhibit, present or display at any such sale, any of the personalty described herein to be sold at such sale.

Notwithstanding anything to the contrary elsewhere in this Deed of Trust, the Texas Property shall be, and is conveyed and transferred only to the Individual Trustee. References to "the Beneficiary" throughout this Deed of Trust shall be interpreted to be references to the Beneficiary, the Individual Trustee, or both as the context may require in light of the intent of the parties that the Beneficiary's rights and obligations under this Deed of Trust be limited to those rights and obligations that a corporate trustee organized under the laws of a state or commonwealth other than Texas without being subject to Texas requirements for qualification and regulation of corporate trustees.

                  149 As to Property in Virginia. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any portion of the Trust Estate located in the Commonwealth of Virginia (the "Virginia Property"):

                  (1) With respect to the portions of the Virginia Property constituting real property, this instrument shall be deemed to be and shall be construed as a Deed of Trust, enforceable in accordance with the applicable laws of the Commonwealth of Virginia. As to

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the remainder of the Virginia Property, this instrument shall be deemed to be and shall be construed as a Security Agreement, Financing Statement and/or Assignment of Rents, as appropriate, and reference throughout this instrument to "this Mortgage" shall mean, as appropriate, this Deed of Trust, Security Agreement, Financing Statement and/or Assignment of Rents and references herein to "this Deed of Trust" shall mean this Mortgage in its capacity as a Virginia deed of trust.

                  (2) The Virginia Property shall be deemed to be, and hereby is conveyed and transferred in trust only to Alexander Title Agency, located at 7921 Jones Branch Drive, 6th Floor, McLean, Virginia, as Individual Trustee (the "Virginia Jurisdictional Trustee"), as trustee for the benefit of Beneficiary, and not to the Beneficiary. The Virginia Jurisdictional Trustee may be removed and a successor trustee appointed by Beneficiary in accordance with Virginia law. Reference to the Jurisdictional Trustee throughout this Mortgage shall mean the Virginia Jurisdictional Trustee with respect to the Virginia Property. Upon full payment of the Indebtedness and all other monies advanced or expended by the Beneficiary and/or the Jurisdictional Trustee as provided in the Mortgage Loan Documents, and of all other cost attorney's fees, charges, commissions and expenses, and performance of the Obligations, at any time before the sale herein provided, at the direction of the Beneficiary, the Jurisdictional Trustee shall release and reconvey the Virginia Property to the Grantor entitled thereto, or the parties then claiming under such Grantor.

                  (3) This Deed of Trust, except as expressly otherwise stated herein, is made under the provisions of Section 55-59 through 55-60 of the Code of Virginia of 1950, as amended, and shall be construed to impose and confer upon the parties hereto and the Beneficiary hereunder, all of the rights, duties and obligations described in Section 55-59 et seq. and those short-form phrases, as defined in Section 55-60, as follows: "Exemptions waived; subject to call upon default; renewal or extension permitted; insurance required for full replacement value; substitution of trustees permitted; any Trustee may act; this is a credit line deed of trust."

                  (4) Sections 21(f)(i) and 21(f)(ii) of this Mortgage are hereby deleted in their entirety with respect to the Virginia Property, and the following is substituted therefor:

                           (f) Sale of Trust Estate; Application of Proceeds.

                                     (2) The Beneficiary may elect to cause each
         Property or any part thereof to be sold under the power of sale herein granted in any manner permitted by applicable law. Should Beneficiary elect to sell the Virginia Property, or any part thereof, the Beneficiary or Jurisdictional Trustee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on any Grantor, the Jurisdictional Trustee, at the time and place specified in the notice of sale, shall sell the Virginia Property or any part thereof at public auction to the highest bidder for cash in lawful money of the United States payable at time of sale. The Jurisdictional Trustee may, and upon request of the Beneficiary shall, from time to time, postpone any sale hereunder by public announcement thereof at the time and place noticed therefor or by giving notice of the time and place of the postponed sale in the manner required by law. If the Virginia Property consists of several lots, parcels or items of property, the Beneficiary may designate the order in which such lots, parcels or items shall be offered for sale or sold. Any person, including any Grantor, the Jurisdictional Trustee or the Beneficiary, may purchase at any sale hereunder, and the Beneficiary shall have the right to purchase at any sale hereunder by crediting upon the bid price the amount of all or any part of the indebtedness hereby secured plus interest, late charges, prepayment fees, and reasonable attorneys' fees and trustees' fees, as herein provided. Should the Beneficiary desire that more than one sale or other disposition of the Virginia Property be conducted, the

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         Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively, on the same day, or at such different times and in such order as the Beneficiary may deem to be in its best interests, and no such sale shall terminate or otherwise affect the lien of this Mortgage on any part of the Virginia Property not sold until all indebtedness secured hereby has been fully paid. In the event of default of any purchaser, the Jurisdictional Trustee shall have the right to resell the Virginia Property as set forth above. Upon any sale hereunder, the Jurisdictional Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let in to immediate possession; and the recitals of facts in any such deed or deeds such as default, the giving of notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts and any such deed or deeds shall be conclusive against all persons as to such facts recited therein. Any such sale or sale made under or by virtue of this
         Section 20 shall operate to divest all the estate, right title, interest, claim and demand, whether at law or in equity, of the Grantor in and to the property and rights sold, and shall be a perpetual bar, at law and in equity, against the Grantor, their respective successors and assigns and any person claiming through or under the Grantor and its successors and assigns.

                                     (3) The Beneficiary, from time to time
         before the Jurisdictional Trustee's sale, pubic sale or deed in lieu of foreclosure, may rescind any such notice of breach or default and of election to cause the Virginia Property to be sold by executing and delivering to the Jurisdictional Trustee a written notice of such recision, which notice, when delivered, shall also constitute a cancellation of any prior declaration of default and demand for sale or such documents as may be required by the laws of the Commonwealth of Virginia to effect such rescission. The exercise by the Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of the Beneficiary to execute and deliver to the Jurisdictional Trustee, as above provided, other declarations of default and demand for sale, and notices of breach or default, and of election to cause the Virginia Property to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition or the Credit Agreement and/or of this Mortgage or any of the rights, obligations or remedies of the parties hereunder."

                  (E) Section 21(f)(iii) of this Mortgage is hereby amended to add the following sentence with respect to the Virginia Property: "The Jurisdictional Trustee shall receive and receipt for the proceeds of any sale of the Virginia Properties under or by virtue of this Section 21(f)." Section 21(f)(iii) is further amended to substitute the term "Jurisdictional Trustee" for "Beneficiary" with respect to the Virginia Property.

                  (F) Section 21(f)(iv) of this Mortgage is hereby deleted in its entirety with respect to the Virginia Property and the following is substituted therefor:

                                     "(iv) Upon any sale made under or by virtue
         of this Section 21, the Beneficiary may bid for and acquire the Virginia Property or any part thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting under the Credit Agreement secured by this Mortgage the net proceeds of sale after deducting therefrom the items set forth clauses (a) and (b) in
         Section 22 (as hereinafter amended). The Jurisdictional Trustee shall accept such settlement, if in accordance with applicable law, and shall credit to the Indebtedness and Obligations said net proceeds of such sale. The Beneficiary, upon acquiring the Virginia Property or any apart thereof, shall be entitled to own, hold, lease, rent, operate, manage or sell the same in any manner permitted by applicable laws."

                  (G) Section 22 of this Mortgage is hereby deleted in its entirety with respect to the Virginia Property and the following is substituted therefor:

                           "22. Application of Proceeds. The proceeds of any
sale made under or by virtue of Section 22, together with all other sums which then may be held by the Jurisdictional Trustee or the Beneficiary under this Mortgage, whether under the provisions of Section 22 or otherwise, shall be applied as follows:

                                     (a) FIRST: To discharge the expenses of
         executing this Mortgage, including a reasonable commission to the Jurisdictional Trustee not to exceed five percent (5%) of the gross amount of the sale, and all proper costs, charges, and expenses of the sale and reasonable attorneys' fees in connection with the sale.

                                     (b) SECOND: To discharge all taxes, levies,
         and assessments with costs and interest thereon from the date of advance to the date of sale at an interest rate equal to the Default Rate, including all monies previously advanced for taxes, levies, assessments and the due pro rata portion thereof for the current year.

                                     (c) THIRD: To discharge in the order of
         their priority, if any, the remaining debts and obligations secured by this Mortgage and any Liens of record inferior thereto, with lawful interest.

                                     (d) FOURTH: The residue of the proceeds
         shall be paid to the Grantor or their assigns, less the expense, if any of obtaining possession upon the delivery and surrender to the purchaser of possession of the Virginia Property; provided, however, that the Jurisdictional Trustee as to such residue shall not be bound by any inheritance, device, conveyance, assignment or lien upon the Grantor's equity, without actual notice prior to distribution.

                  (H) The following provisions are hereby added to Section 9(b) with respect to the Virginia Property:

                           (iv) The Jurisdictional Trustee or any person(s) acting in his or her stead shall have, in his or her discretion, authority to employ all proper agents and attorneys in the execution of this Mortgage, and pay for such services rendered out of the proceeds of the foreclosure sale of the Virginia Property, should any be realized; and in the event of an Event of Default hereunder, if no sale be made, then the Grantor hereby undertakes and agrees to pay the reasonable cost of such services rendered to the Jurisdictional Trustee.

                           (v) The trust created hereby is irrevocable by the Grantor and the Jurisdictional Trustee accepts such trust when this Mortgage, duly executed and acknowledged is made a public record as provided by law. The necessity of the Jurisdictional Trustee's making oath, filing inventory or giving bond as security for the execution of this Mortgage, as may now be or hereafter required by the laws of the Commonwealth of Virginia, is hereby expressly waived.

                           (vi) The Jurisdictional Trustee, upon presentation to him or her of an affidavit signed by or on behalf of the Beneficiary, setting forth any fact or facts showing an Event of Default by the Grantor under any of the terms or conditions of this Mortgage, are authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon. The Jurisdictional Trustee shall be protected in acting upon any notice, request, consent, demand, statement, note or other paper or document believed by them to be genuine and to have been signed by the party or parties purporting to sign the same. The Jurisdictional Trustee shall not be liable for any error or judgment, nor for any act done or step taken or omitted, nor for any mistake of law of fact, nor for anything which he or she may do or refrain from doing in good faith, nor generally shall any of the Jurisdictional Trustee have any accountability hereunder except for his, her or its own individual willful default. The Jurisdictional Trustee shall be under no obligation to notify any party hereof of any action or proceeding of any kind in which the Grantor, the Beneficiary and/or the Jurisdictional Trustee shall be a party, unless brought by Jurisdictional Trustee, or of any pending sale under any other deed of trust.

                           (vi) The irrevocable power to appoint a Substitute Jurisdictional Trustee or Trustees hereunder is expressly granted to the Beneficiary, to be exercised at any time hereafter, without notice and without specifying any reason therefore, by filing for record in the office where this Mortgage is recorded, a Deed of Appointment, and said power of appointment of a successor Jurisdictional Trustee or Trustees may be exercised as often as, and whenever, the Beneficiary, in its sole discretion, deems it advisable. The exercise of said power of appointment, no matter how often, shall not be an exhaustion thereof, and upon the recordation of such deed or deeds of appointment, the Jurisdictional Trustee or Trustees so appointed shall thereupon, without any further act or deed of conveyance, succeed to and become fully vested with identically the same title and estate in and to the Virginia Property hereby conveyed, and with all the rights, powers, trusts and duties of their, his, her or its predecessor in the trust hereunder, with like effect as if originally named as

         Jurisdictional Trustee or as one of the Jurisdictional Trustees hereunder.

                  (I) This Mortgage is intended to serve as a fixture filing pursuant to the terms of the Virginia Uniform Commercial Code, any refences to UCC 9-402(f) and 9-501(d) shall be replaced by UCC 8.9-402(6) and 8.9-501(4)
respectively.

                  150 As to Property in Washington. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any property of the Trust Estate located in the State of Washington (collectively, the "Washington Property"):

                           (0) The references in GRANTING CLAUSES, Paragraph VI,
to Sections 9-313 and 9-402 of the Uniform Commercial Code shall be deemed to refer to R.C.W. 62A.9-313 and R.C.W. 62A.9-402, respectively.

                           (1) The Mortgagor warrants and covenants that the
Washington Property is not used principally for agricultural or farming purposes.

                           (2) Notwithstanding any terms of paragraph 21(f)(ii)
of this Mortgage seemingly to the contrary, the Trustee shall deliver to the purchaser of the Washington Property at the Trustee's Sale its Trustee's Deed, without warranty, which shall convey to the purchaser the interest in the Property which Mortgagor had or had the power to convey at the time of Mortgagor's execution of this Mortgagor, and such as Mortgagor may have acquired thereafter, the Trustee's Deed shall recite the facts showing that the Trustee's Sale was conducted in compliance with all of the requirements of law and of this Mortgage, which recital shall be prima facie evidence of such compliance and conclusive evidence thereof in favor of bona fide purchasers and encumbrances for value. As used herein, "Trustee's Sale" shall mean the sale of the Washington Property, conducted by the Trustee, at the conclusion of any non-judicial deed of trust foreclosure process and "Trustee's Deed" shall mean the deed issued by Trustee pursuant to R.C.W. 61.24.040(7).

                           (3) Nothing contained in paragraph 22 of this
Mortgage shall be construed to be contrary to

R.C.W. 61.24.080, and in particular the statutory requirement that surplus proceeds be deposited with the clerk of the superior court of the county in which any Trustee's Sale takes place.

                  151 As to Properties in West Virginia. Notwithstanding anything to the contrary elsewhere in this Mortgage, the following special provisions shall apply as to any property of the Trust Estate located in the State of West Virginia:

                           (0) The reference, in Section VI of the Granting
clauses to Sections 9.313 and 9/402 of the Uniform Commercial Code shall be deemed to be references to Sections 47-9-402 of the Code of West Virginia, as named, respectively.

                           (1) The beneficial owner and holder of the
indebtedness secured hereby at the time of the execution and delivery hereof is the following entity:

                               Prudential Securities Credit Corp., LLC
                               One New York Plaza
                               18th Floor
                               New York, New York

                           (2) Notwithstanding any other provisions herein to
the contrary, for all purposes relative to the creation, administration, enforcement and foreclosure of the beneficial interest in favor of the Beneficiary created by this Mortgage against the property situate in the State of West Virginia, the Trustee shall collectively be and both having an address at , West Virginia , each a resident of County, (hereinafter referred to collectively as the "West Virginia Jurisdictional Trustee"). The Trustees as identified in the first paragraph of the Mortgage shall not serve as Trustee of this Mortgage with respect to property of the Trust Estate located within the State of West Virginia, which rights and obligations shall be exclusively granted to and exercised by the West Virginia Jurisdictional Trustee. The Trustees shall, however, serve as Trustees for all other purposes of this Mortgage. All references to the Trustees as provided in this Mortgage which pertain to, or are necessary to establish, enforce and foreclose upon the beneficial interest in the property of the Trust Estate situate in the State of West Virginia created under this Mortgage, or which otherwise pertain to acts to be performed in, or which involve portions of the Trust Estate located in the State of West Virginia, shall refer to the West Virginia Jurisdictional Trustee. The Trustees as identified in the first paragraph of this Mortgage (hereinafter referred to as the "Institutional Trustees") shall have no power or authority relative to the security aspects of the Mortgage with respect to those portions of the Trust Estate situate in the State of West Virginia or any other act to be performed in the State of West Virginia. At the request of the West Virginia Jurisdictional Trustee, the Institutional Trustees shall assign and convey to the West Virginia Jurisdictional Trustee such additional security or beneficial interests in the Trust Estate located in the State of West Virginia as may be required for the West Virginia Jurisdictional Trustee to establish, enforce, foreclose or release, all of any portion of the Trust Estate located in West Virginia in accordance with the direction of the Institutional Trustees on behalf of the Beneficiary. Wherever this Mortgage contains a provision that requires the Institutional Trustees to act at the direction of the Beneficiary, such provisions shall be taken to mean that the West Virginia Jurisdictional Trustee will act at the direction of the Institutional Trustees, who will act at the direction of the Beneficiary.

                           (3) The Mortgagor hereby grants, conveys, warrants,
assigns, pledges, transfers and sets over to the West Virginia Jurisdictional Trustee, in trust, with power of sale, all of owner's right, title and interest in, to and under all of the property of the Trust Estate located in the State of West Virginia and further described in the Granting Clauses, subject only to the Permitted Exceptions.

                           (4) It shall be the duty of the West Virginia
Jurisdictional Trustee, when requested in writing to do so by the Institutional Trustee acting at the direction of and on behalf of the Beneficiary, or the then holder and owner of the indebtedness secured by this Mortgage, to enter upon and take possession of any or all real property of the Trust Estate in the State of West Virginia and sell the same at public auction at the front door of the courthouse of the county wherein said property is situate, to the highest and best bidder for cash in hand on day of sale. The West Virginia Jurisdictional Trustee shall first give notice of the time, place and terms of sale by publication thereof once a week for three (3) successive weeks in a qualified newspaper published in the publication area wherein the property to be sold is situate. The West Virginia Jurisdictional Trustee shall have all powers of sale granted to trustees of trust deeds by the provisions of Chapter 38, Article 1 of the Code of West Virginia, as amended. The Mortgagor hereby waives all personal service of the notice of sale and all other notices, other than the notice by publication required by law, upon the Mortgagor, its successors, and assigns. To the extent not prohibited by applicable law, the Mortgagor waives all right, pursuant to Sections 38-1-10 and 38-1-11 of the Code of West Virginia, as amended, to required the West Virginia Jurisdictional Trustee to post a bond before making any sale or receiving any of the proceeds of a sale under this Mortgage. Any sale of property of the Trust Estate by the West Virginia Jurisdictional Trustee may be adjourned from time to time without notice, other than oral proclamation at the time and place appointed for sale from which the adjournment is made. It is further expressly understood and agreed that in the event that any of the property of the Trust Estate situate in the State of West Virginia is sold as hereinabove provided, then out of the proceeds of sale shall first be paid the costs and expenses intended upon the execution of this Trustee, including a commission of five percent (5%) to said West Virginia Jurisdictional Trustee and out of the balance of said proceeds, there shall next be paid to said Beneficiary, or the then holder and owner of the indebtedness secured by this Mortgage, such amount as may then be owing and unpaid hereon, together with any additional sums which may have been advanced by Beneficiary as hereinabove provided, and the balance of said fund, if any, shall be paid over to the Mortgagor by said West Virginia Jurisdictional Trustee, its successors or assigns, as their interests may appear. In the event foreclosure proceedings are instituted under the provisions of this Deed of Trust, but are terminated for any reason, the Trustee shall be entitled to charge and collect such fee and costs as are permitted by law, which shall be paid by the Mortgagor.

                           (5) The West Virginia Jurisdictional Trustee need
only hold the following qualifications: (i) the West Virginia Jurisdictional Trustee shall be an individual or entity qualified to be a trustee under a deed of trust pursuant to West Virginia law; and (ii) shall be selected as a suitable individual or entity in the sole discretion of the institutional Trustees acting at the direction of and on behalf of the Beneficiary. Any successor to the West virginia Jurisdictional Trustee shall be required to satisfy the eligibility requirements under West Virginia law applicable to the West Virginia Jurisdictional Trustee. the Institutional Trustees or their successors, may, at the direction of, and on behalf of, the Beneficiary, or the then holder or owner of the indebtedness secured by this Mortgage, substitute another West Virginia Jurisdictional Trustee or West virginia Jurisdictional Trustees, in the place and stead of the West Virginia Jurisdictional Trustee herein named to execute the trust herein created. Upon such appointment, the new and substituted West Virginia Jurisdictional Trustee or West Virginia Jurisdictional Trustees in each instance shall be vested with all the rights, titles, interests and powers which are vested in and conferred upon the West Virginia Jurisdictional Trustee herein named, and such new and substituted West Virginia Jurisdictional Trustee or West Virginia Jurisdictional Trustees shall be considered the successor(s) and assign(s) of the West Virginia Jurisdictional Trustee named herein, and be substituted in his place and stead. Each such appointment and substitution shall be evidenced by an instrument in writing which shall recite the parties to, and the book and page of record of, this Mortgage, which instruments, executed and acknowledged by the Institutional Trustees and recorded in the office of the clerk of the county commissions of the appropriate counties in the State of West Virginia, shall be conclusive proof of the proper substitution and appointment of such successor West Virginia Jurisdictional Trustee or West Virginia Jurisdictional Trustee, and notice of such proper substitution and appointment to all parties in interest.

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                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, this Mortgage has been duly executed by the Mortgagor on the date first hereinabove written.


WITNESS:                             Mortgagor:

                                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
                                     a Delaware limited partnership
/s/ Kristen Simat
-------------------------------
Name: Kristen Simat                  By: GLIMCHER PROPERTIES CORPORATION, a
                                           Delaware corporation,  its sole
                                           general partner

                                         By: /s/ George A. Schmidt
                                             -------------------------------
                                         Name:  George A. Schmidt
                                         Title: Executive Vice President


WITNESS:                             Beneficiary:

                                     PRUDENTIAL SECURITIES CREDIT CORP., LLC, a Delaware limited liability company

-------------------------------
Name:                                By: /s/ Helaine M. Kaye
                                         -----------------------------------
                                         Name:  Helaine M. Kaye
                                         Title: Vice President

STATE OF NEW YORK          )
                           ) : ss.:
COUNTY OF New York         )

                  On the 29th day of June in the year 2000 before me, the undersigned, personally appeared George A. Schmidt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the under-signed in the city of New York, State of New York.


                                                Elliot Adler
                                                -------------------------------
                                                Notary Public

                                                            (SEAL)
My Commission Expires: Nov. 15, 2001

STATE OF NEW YORK          )
                           ) : ss.:
COUNTY OF NEW YORK         )


                  On the 28th day of June in the year 2000 before me, the undersigned, personally appeared Helaine Kaye, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the under-signed in the city of New York, State of New York.


                                                /s/ Elliot Adler
                                                -------------------------------
                                                Notary Public

                                                            (SEAL)
My Commission Expires: Nov. 15, 2001

                                 EXHIBITS A1-A11

                                  LAND PARCELS




                                  Exhibit A - 1

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS




                                  Exhibit B - 2

                                   SCHEDULE 1
                                  EXISTING NOTE




                                  Schedule 1- 1

                                   SCHEDULE 2
                               EXISTING MORTGAGES




                                 Schedule 2 - 1

                                TABLE OF CONTENTS


RESTATEMENT OF MORTGAGE........................................................3

GRANTING CLAUSES...............................................................5
     1.       Definitions.....................................................10

REPRESENTATIONS, WARRANTIES AND COVENANTS.....................................16
     2.       Warranty........................................................17
     3.       Payment and Performance of Obligations Secured..................18
     4.       Negative Covenants..............................................18
     5.       Insurance.......................................................19
     6.       Condemnation and Insurance Proceeds.............................23
     7.       Impositions, Liens and Other Items..............................27
     8.       Funds for Taxes and Insurance...................................29
     9.       The Beneficiary and Trustees....................................30
     10.      Transfers, Additional Indebtedness and Subordinate Liens........38
     11.      Maintenance of Trust Estate; Alterations; Inspection;
              Utilities.......................................................39
     12.      Legal Compliance................................................41
     13.      Books and Records, Financial Statements, Reports and Other
              Information.....................................................41
     14.      Compliance with Leases and Agreements...........................41
     15.      The Beneficiary's Right to Perform..............................44
     16.      The Mortgagor's Existence; Organization and Authority;
              Litigation......................................................45
     17.      Protection of Security; Costs and Expenses......................45
     18.      Management of the Properties....................................46
     19.      Environmental Matters...........................................46
     20.      Assignment of Rents.............................................48
     21.      Remedies........................................................49
     22.      Application of Proceeds.........................................55
     23.      WAIVER OF TRIAL BY JURY.........................................55
     24.      Taxes...........................................................55
     25.      Notices.........................................................56
     26.      No Oral Modification............................................58
     27.      Partial Invalidity..............................................58
     28.      Successors and Assigns..........................................58
     29.      Governing Law...................................................58
     30.      Recording Fees, Taxes, Etc......................................59
     31.      No Waiver.......................................................59
     32.      Further Assurances..............................................59
     33.      Additional Security.............................................59
     34.      Indemnification by the Mortgagor................................60

     35.      Release.........................................................61
     36.      Security Agreement..............................................62
     37.      As to Property in Alabama.......................................64
     38.      As to Properties in Florida.....................................65
     39.      As to Properties in Illinois....................................67
     40.      As to Properties in Indiana.....................................67
     41.      ................................................................68
     42.      ................................................................70
     43.      As to Property in Missouri......................................71
     44.      As to Property in Nevada........................................74
     45.      As to Properties in New York....................................76
     46.      As to Properties in North Carolina. ............................78
     47.      As to Properties in Ohio........................................79
     48.      As to Properties in Pennsylvania................................80
     49.      As to Properties in Tennessee...................................83
     50.      As to Properties in Texas.......................................85
     51.      As to Property in Virginia......................................87
     52.      As to Property in Washington....................................94
     53.      As to Properties in West Virginia...............................94

EXHIBIT A1-A12    Land Parcels

EXHIBIT B         Permitted Exception

SCHEDULE 1        Existing Note

SCHEDULE 2        Existing Mortgage